As filed with the Securities and Exchange Commission on May 24, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/17

• Value        •  Deep value        •  Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs.

Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com
•	linkedin.com/company/ariel-investments
•	twitter.com/ArielFunds
•	facebook.com/ArielInvestments

Fund performance at a glance	AS OF 03/31/17

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 6.56	+ 23.53	+ 9.79	+ 14.77	+ 7.38	+ 10.36	+ 11.50
Ariel Fund–Institutional Class	+ 6.65	+ 23.87	+ 10.12	+ 15.12	+ 7.55	+ 10.45	+ 11.56
Russell 2500TM Value Index	+ 1.62	+ 23.13	+ 7.55	+ 12.92	+ 6.79	+ 10.31	+ 11.39
Russell 2500TM Index	+ 3.76	+ 21.53	+ 7.43	+ 12.60	+ 7.71	+ 9.85	+ 10.80
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	+ 7.86	+ 10.23
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 7.36	+ 19.65	+ 7.39	+ 12.99	+ 8.29	+ 10.62	+ 10.93
Ariel Appreciation Fund–Institutional Class	+ 7.43	+ 19.98	+ 7.74	+ 13.33	+ 8.46	+ 10.71	+ 10.99
Russell Midcap® Value Index	+ 3.76	+ 19.82	+ 8.94	+ 14.07	+ 7.47	+ 10.69	+ 11.64
Russell Midcap® Index	+ 5.15	+ 17.03	+ 8.48	+ 13.09	+ 7.94	+ 10.30	+ 11.31
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	+ 7.86	+ 9.55
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 6.98	+ 27.50	+ 5.68	+ 10.37	+ 5.33	–	+ 5.91
Ariel Focus Fund–Institutional Class	+ 7.00	+ 27.78	+ 5.95	+ 10.64	+ 5.47	–	+ 6.02
Russell 1000® Value Index	+ 3.27	+ 19.22	+ 8.67	+ 13.13	+ 5.93	–	+ 7.41
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	–	+ 8.26
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	+ 1.89	+ 22.58	– 5.17	+ 3.19	–	–	+ 2.63
Ariel Discovery Fund–Institutional Class	+ 2.05	+ 23.00	– 4.93	+ 3.46	–	–	+ 2.88
Russell 2000® Value Index	– 0.13	+ 29.37	+ 7.62	+ 12.54	–	–	+ 11.01
Russell 2000® Index	+ 2.47	+ 26.22	+ 7.22	+ 12.35	–	–	+ 11.30
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	–	–	+ 12.77
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	+ 7.35	+ 5.13	+ 1.93	+ 6.24	–	–	+ 6.96
Ariel International Fund–Institutional Class	+ 7.41	+ 5.38	+ 2.16	+ 6.50	–	–	+ 7.21
MSCI EAFE Index (net)	+ 7.25	+ 11.67	+ 0.50	+ 5.83	–	–	+ 7.63
MSCI ACWI ex-US Index (net)	+ 7.86	+ 13.13	+ 0.56	+ 4.36	–	–	+ 6.28
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	+ 5.77	+ 8.75	+ 4.71	+ 8.56	–	–	+ 9.18
Ariel Global Fund–Institutional Class	+ 5.81	+ 9.06	+ 4.98	+ 8.84	–	–	+ 9.47
MSCI ACWI Index (net)	+ 6.91	+ 15.04	+ 5.08	+ 8.37	–	–	+ 10.29

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 67. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Finally: a Stock Picker’s Quarter

“We are particularly encouraged that many of our largest positions provided much of our outperformance.”

-Charles K. Bobrinskoy, Vice Chairman, Head of Investment Group, Portfolio Manager

Turn to page 8 to read Charlie Bobrinskoy’s letter to shareholders and learn how our in-depth sector and industry expertise informs each investment decision.

Why did the turtle cross the ocean?

To discover a world of investment opportunities, of course!

Look for our series of ads in The Wall Street Journal focusing on our international and global strategies, along with our patient approach to investing.

To learn more about Ariel International Fund and Ariel Global Fund, turn to page 16 or visit arielinvestments.com/think-global.

2	ARIELINVESTMENTS.COM

THE BET

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending March 31, 2017, Ariel Fund gained +6.56%, trouncing the Russell 2500 Value Index’s +1.62% move as well as the +3.76% rise of the Russell 2500 Index. The Fund was decisively boosted by long-held consumer discretionary and financial services holdings, while our one-stock technology allocation marginally detracted from these gains. Over the same three-month period, Ariel Appreciation Fund rose +7.36%, topping the Russell Midcap Value Index’s +3.76% rise as well as the +5.15% return of the Russell Midcap Index. Its portfolio was propelled by financial services, health care and even a small energy allocation. Here again, a poor-performing technology name slightly nicked results. Meanwhile, with strong earnings fueling stock gains, the broad market as measured by the S&P 500 Index jumped +6.07%.

THE BET

Like many self-described Buffett “wannabes,” we eagerly await the Berkshire Hathaway annual letter each April wherein the “Oracle of Omaha” lays out his views on a myriad of issues ranging from in-depth discussions about his portfolio holdings to sage and often witty opinions on past, current and future market environments. This year, he used the occasion to track a closely watched “bet” he made with a hedge fund-of-funds back in 2008. More specifically, the $1 million wager contends that “a collection of hedge funds, carefully selected by experts” would fail to beat the S&P 500 over a decade.1 Right out of the gate and much to our delight, Buffett aligned himself with team turtle in seizing on The Tortoise and the Hare fable to characterize the decade-long race! And in keeping with the well-known story, with just a year left on the clock, Buffett leads by a mile with the Vanguard 500 Index Fund up +85.4% versus +22.0% for the Protégé Partners’ basket of purposely unnamed hedge funds. Some argue this result only proves active managers cannot beat passive indexes. And yet, we see this as an oversimplified take on a more nuanced debate. More specifically, while we clearly understand the wager to be a referendum on performance—one cannot understate the impact of costly fees on the ultimate outcome. As Investopedia recently noted, “…Buffett issued a challenge to the hedge fund industry, which in his view

800.292.7435	3

charged exorbitant fees that the funds’ performance couldn’t justify.”2 So, even before incentives, fees would likely run about 2.5% per year—1.5% allocated to the underlying managers and 1% to the fund of funds, in this case Protégé Partners, for their efforts. Incentives are likely clocking in at roughly 20% of profits—with 15% going to the managers and 5% to Protégé. In a world where managers fight for basis points of return, the hurdle rate needed to outperform this fee structure is daunting.

“Buffett aligned himself with team turtle in seizing on The Tortoise and the Hare fable to characterize the decade-long race!”

Of course there are always outliers, but, given their mostly disappointing results, hedge funds have been in freefall in recent years. For example, two of the largest public pension funds in the United States—one representing the state of California and the other the city of New York—pulled all of their investments out of the asset class. For CalPERS, that number represented $4 billion in assets back in 2014. New York City liquidated $1.4 billion last April. Accordingly, the industry is clearly retrenching as evidenced by the fact that more than 1,000 hedge funds closed last year: “In fact, 2016 had the highest level of hedge fund closures and the lowest level of openings since 2008, the year of the financial crisis.”3 To this point, during the first quarter, a number of high-profile closures drew headlines. When New York-based Eton Park Investments announced it was liquidating, a Business Insider headline read, “One of the biggest hedge fund launches of all time is shutting down.”4 Once-unflappable Perry Capital received similar attention when it folded, based on founder Richard Perry’s belief that “his style of investing no longer worked.”5

THE JUICE

While we would never celebrate any manager’s departure, we have been skeptical of hedge fund structures for some time—particularly the layered fees charged by the funds of funds. More specifically, we have long been suspect of the vast and instant riches scored from leverage-juiced returns. We use the word “juice” intentionally, having previously stated that the managers’ quick gains remind us of baseball’s home run bonanzas that were ultimately found to be fueled by steroids. Once the juice was discovered and stricter prohibitions were enforced, the home runs not only subsided but past home run records were called into question. While financial leverage is certainly not prohibited the way steroids are, once it became widespread news, hedge fund returns fell back to earth. As one famed manager recently noted, “hedge funds are in the first innings of a washout.”

“Of course there are always outliers, but, given their mostly disappointing results, hedge funds have been in freefall in recent years.”

As bottom-up stock pickers in a highly competitive industry, we know firsthand how hard it is to outperform. Accordingly, we have spent the last 34 years working in earnest to deliver exemplary results to our valued clients and shareholders. As natural competitors, we were curious about how our portfolios would stack up in the bet. In order to show an apples-to-apples comparison with net of fee returns, we inserted the returns of our flagship small/ mid-cap value fund, Ariel Fund, as well as our mid-cap value fund, Ariel Appreciation Fund. The following results, which—by the way—include the worst performance year in our firm’s history, demonstrate the merits of our patient approach.

01/01/08–12/31/16

	Annualized return	Cumulative return
Ariel Appreciation Fund	+ 8.79%	+ 113.42%
Russell 2500 Value Index	+ 8.65	+ 111.01
Russell Midcap Value Index	+ 8.64	+ 110.76
Ariel Fund	+ 8.14	+ 102.17
Vanguard 500 Index Admiral	+ 7.10	+ 85.46
Protégé Hedge Fund Average	+ 2.20	+ 22.00

Past performance does not guarantee future results.

4	ARIELINVESTMENTS.COM

THE FUTURE

As we anticipate 2017 and beyond, we are humbled by the task at hand and simultaneously confident that three-plus decades of investing has taught us well. For many, the country and world seem more fragile than normal, with headlines dominated by reports of civil wars, trade wars, nationalism, and tense diplomacy. In times like these, we remind ourselves to tune out the noise and remain focused on the long term. America is a great country and our future remains bright!

“We have been skeptical of hedge fund structures for some time—particularly the layered fees charged by the funds of funds.”

PORTFOLIO COMINGS AND GOINGS

Although there were no changes with Ariel Fund’s holdings, three new issues were added to Ariel Appreciation Fund. More specifically, we bought shares of Cardinal Health, Inc. (CAH), which helps pharmacies, hospitals and ambulatory care sites focus on patient care while improving efficiency, quality and profitability. We also initiated a position in Charles River Laboratories Intl, Inc. (CRL), a leader in scientific research. Neither Cardinal nor Charles River is new to our firm, as both have been previously owned in other Ariel portfolios. Lastly, we purchased Nielsen Holdings Plc (NLSN) which is well-known for its Nielsen television ratings as well as its extensive data and analytics on consumer viewing and purchasing. No issues were eliminated from Ariel Appreciation Fund during the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	Carol J. Loomis, “Buffett’s Big Bet,”Fortune Magazine, June 9, 2008.
[2]	David Floyd, “Buffett’s Bet with the Hedge Funds: Year Nine,”Investopedia, February 28, 2017.
[3]	Lucinda Shen, “Eton Park Closing Shows How Hedge Funds Are Dying at an Alarming Rate,”Fortune Magazine, March 24, 2017.
[4]	Rachael Levy, “One of the biggest hedge fund launches of all time is shutting down,”Business Insider, March 23, 2017.
[5]	“Why Richard Perry is Closing His Main Hedge Fund,”Bloomberg.com, September 26, 2016.

The characteristics of hedge funds differ in many ways from those of value investment vehicles, like Ariel’s mutual funds. Hedge funds typically are illiquid, often use aggressive growth-oriented investment strategies, often invest in private companies (non-public securities not listed on an exchange), have different fee structures from and that typically are higher than other investment vehicles, are often more leveraged than, and may calculate performance data differently from, value investment vehicles and are available only to eligible institutional investors or high-net worth individual investors. While hedge fund risks are different from and considered to be higher than those of value investment vehicles, performance results of hedge funds may involve greater risks of loss and greater potential for appreciation than value investment vehicles. A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

The Vanguard 500 Index Admiral Fund offers exposure to 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. Average annual returns include changes in share price and reinvestment of dividends and capital gains.

800.292.7435	5

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	29.63	9.39	13.72	13.64
Financial services	27.29	41.25	28.26	19.45
Producer durables	19.16	12.83	14.79	10.49
Health care	8.05	4.50	11.35	13.78
Materials & processing	3.23	6.78	8.06	3.08
Technology	2.23	8.35	12.05	19.12
Consumer staples	1.87	2.12	2.92	8.27
Energy	0.60	7.48	4.38	6.59
Utilities	0.00	7.28	4.46	5.58
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	+ 6.56	+ 23.53	+ 9.79	+ 14.77	+ 7.38	+ 10.36	+ 11.50
Ariel Fund–Institutional Class+	+ 6.65	+ 23.87	+ 10.12	+ 15.12	+ 7.55	+ 10.45	+ 11.56
Russell 2500TM Value Index	+ 1.62	+ 23.13	+ 7.55	+ 12.92	+ 6.79	+ 10.31	+ 11.39
Russell 2500TM Index*	+ 3.76	+ 21.53	+ 7.43	+ 12.60	+ 7.71	+ 9.85	+ 10.80
Russell 2000TM Value Index*	– 0.13	+ 29.37	+ 7.62	+ 12.54	+ 6.09	+ 9.72	+ 10.76
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	+ 7.86	+ 10.23

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Lazard Ltd., Class A	4.4
2.	Zebra Technologies Corp.	4.2
3.	KKR & Co. L.P.	4.2
4.	TEGNA, Inc.	3.5
5.	Royal Caribbean Cruises Ltd.	3.5
6.	CBRE Group, Inc., Class A	3.4
7.	Kennametal, Inc.	3.3
8.	JLL	3.3
9.	Viacom, Inc., Class B	3.0
10.	MSG Networks, Inc.	3.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*	Beginning with the Fund’s September 30, 2016 annual report, the Fund replaced its secondary benchmark, the Russell 2000 Value Index, with the Russell 2500 Index as the Adviser believes this new index is more indicative of the small/mid cap market in which the Fund invests. The Russell 2000 Value Index is included for historical reference only.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 67.

6	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	31.72	34.00	25.99	19.45
Consumer discretionary	25.69	8.93	15.90	13.64
Health care	16.04	4.13	8.88	13.78
Producer durables	15.95	12.59	12.99	10.49
Consumer staples	3.14	3.05	4.85	8.27
Energy	2.04	9.68	5.91	6.59
Technology	0.93	8.25	11.62	19.12
Materials & processing	0.00	6.96	6.95	3.08
Utilities	0.00	12.42	6.91	5.58
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 7.36	+ 19.65	+ 7.39	+ 12.99	+ 8.29	+ 10.62	+ 10.93
Ariel Appreciation Fund–Institutional Class+	+ 7.43	+ 19.98	+ 7.74	+ 13.33	+ 8.46	+ 10.71	+ 10.99
Russell Midcap® Value Index	+ 3.76	+ 19.82	+ 8.94	+ 14.07	+ 7.47	+ 10.69	+ 11.64
Russell Midcap® Index	+ 5.15	+ 17.03	+ 8.48	+ 13.09	+ 7.94	+ 10.30	+ 11.31
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	+ 7.86	+ 9.55

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.12%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Zimmer Biomet Holdings, Inc.	4.4
2.	Laboratory Corp. of America Holdings	4.4
3.	AFLAC, Inc.	4.3
4.	Northern Trust Corp.	4.0
5.	Lazard Ltd., Class A	3.9
6.	Interpublic Group of Cos., Inc.	3.8
7.	First American Financial Corp.	3.6
8.	Stanley Black & Decker, Inc.	3.6
9.	Omnicom Group, Inc.	3.5
10.	Illinois Tool Works, Inc.	3.2

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 67.

800.292.7435	7

FINALLY: A STOCK PICKER’S QUARTER

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund followed a strong 2016 with a good first quarter in 2017. The Fund outperformed its primary benchmark as well as the broad market year-to-date with a return of +6.98% compared to +3.27% for the Russell 1000 Value Index and +6.07% for the S&P 500 Index. We are particularly encouraged that many of our largest positions provided much of our outperformance. To this point, this quarter’s letter will be different from those of the last several years, which have focused on broad macroeconomic topics such as inflation, “bond-substitute stocks” and risk aversion. Because our recent results have been driven by company specific factors, we will devote a majority of the letter to the investment thesis around some of our largest holdings.

Much has been made in the financial press regarding the very high correlations between individual stocks over the past several years. Generally, stocks have moved together at least within industry sectors. It has not made much difference which specific stocks you owned so long as you owned the right kinds of stocks. What mattered was your exposure to specific factors: value versus growth, or defensive versus cyclical. This environment has been a difficult one for our team at Ariel, who consider ourselves stock-pickers. We are outspokenly dubious about any investor’s ability to accurately predict short-term macro factors. And when these factors overwhelm company specific performance, our performance numbers can suffer.

During the first quarter of 2017, nine of the ten largest positions in Ariel Focus Fund outperformed our primary benchmark, and eight out of ten outperformed the S&P 500 Index. More specifically, KKR & Co. L.P. (KKR) was one of our largest positions in the quarter. It was also our best-performing stock, returning +19.51% for the three months. KKR began the year trading at $15.39, which represented more than a 40% discount to our estimate of its $26 private market value, and about 9X our estimate of its forward earnings. It is rare for a company of KKR’s quality to trade at such a large discount without some clear short-term problem or clearly-identified bear case. Consistent with our desire to fight confirmation bias (the tendency to seek evidence that supports one’s previously held position), we have spent a great deal of time over the last year speaking with private equity participants and respected peers in search of a rationale for its seemingly low stock price. We examined three explanations in detail. In the end, we found none of them compelling—and therefore we continue to believe the stock is cheap.

8	ARIELINVESTMENTS.COM

Some say that KKR’s financial statements are too complex. Because the company’s leveraged buyout funds often own controlling stakes in dozens of companies, these acquired companies are generally consolidated into KKR’s public filings. These fillings show tens of billions of dollars in debt and one-time, non-cash charges resulting from takeover accounting. Anyone familiar with the economic structure of a leveraged buyout (LBO) partnership, however, can easily see through these accounting conventions and arrive at the value of KKR’s fees and carried interest (the so called “2 and 20”) that make LBO investing such a profitable business. KKR breaks out its “economic net income” (essentially its stockholders’ share of its fees and carried interest, plus changes in the fair value of the assets on its balance sheet). Yes, it takes some work to see how much money KKR is making, but the analysis is possible.

“We are particularly encouraged that many of our largest positions provided much of our outperformance.”

Others believe the market and Ariel do not see eye-to-eye when estimating the value of KKR. First, KKR’s balance sheet holds billions of dollars of investments. These mostly consist of three things: seed investments in its own funds, positions in companies which its funds have taken public and various debt funds. Each quarter, KKR calculates the fair value of these investments per share of stock (net of corporate debt). At year-end 2016, this value, according to KKR, was about $12 per share, which approaches the $15 share price. As such, in our view, for the $15 stock price we were getting KKR’s $12 in investments and paying only $3 for all of KKR’s future fees and carried interest. Mind you, we value the future fees and carried interest as well, but at $14 per share, not at $3! Clearly, this discrepancy is quite large; one prominent explanation is that some investors simply do not agree with the fair value “marks” that KKR has used to value its balance sheet. Admittedly, many of these positions are complex and involve models of illiquid mortgage securities and loans. There is some risk KKR is overvaluing these investments. In our conversations with company management, we have expressed our opinion that the market is skeptical about the value of its balance sheet investments. We have further suggested that stockholder value would be enhanced by a partial liquidation of these holdings with a subsequent return of capital to shareholder—either through dividends or share repurchases. Management believes the value of the company’s balance sheet investments will prove out in the long run and asks us to be patient. We are.

“We are outspokenly dubious about any investor’s ability to accurately predict short-term macro factors.”

Finally, and perhaps most importantly, we hear KKR’s low stock price reflects its partnership structure as an LLC. This structure prevents index funds, sector funds and ETFs from owning its shares. As money has flowed out of actively-managed mutual funds and into index funds and ETFs, the former are forced to sell KKR, and the latter cannot buy it. So why does KKR employ a corporate structure that prevents much of the growing passive investment universe from owning the stock? Because KKR’s partnership structure avoids double taxation for its management founders, who still own a majority of the company’s shares. We believe this third explanation, the inability of passive investors to own the stock, is the best explanation for why KKR trades so far below our calculation of fair value.

KKR is a leader in a growing industry with a large economic moat1. We believe we have developed expertise in the alternative asset management industry in having covered the sector for more than two decades. Normally, we do not require a visible catalyst to close the discount between a company’s stock price and our calculation of its intrinsic value. Frankly, when a catalyst is visible, it is rare that the discount will exist. But in this case, we do have a catalyst. KKR’s partnership structure is a function of US corporate tax rates in excess of 36%. If marginal corporate rates fall to roughly 28%, it would be advantageous for KKR to restructure as a C Corp. Such a move would likely ensure its addition to index funds, financial industry sector funds and ETFs. There would be immediate demand for the shares, with no offsetting class of sellers. As a precedent, we would note that Berkshire Hathaway Inc. (BRK.B) shares had substantial returns in 2010 when it was added to the S&P 500 Index.

800.292.7435	9

Zimmer Biomet Holdings, Inc. (ZBH) was another large holding and strong contributor during the first three months of the year. After its shares declined sharply last October, weaker third quarter margins in its recently acquired Biomet division caused a scramble to meet demand, thereby increasing costs. The stock fell more than -17% in a week last fall—which we viewed as an overreaction to a short-term problem, exactly the kind of opportunity we seek. In January, Zimmer indicated it had fixed its supply problems and abated short-term margin pressures. The stock surged +18.56% in the first quarter.

“Normally, we do not require a visible catalyst to close the discount between a company’s stock price and our calculation of its intrinsic value.”

A third contributor to performance was Barrick Gold Corp. (ABX), which jumped +19.02% in the quarter. Barrick benefited from a combination of macro and company specific factors. Our oft-noted concerns about a return of inflation, or reflation, became a general market concern during the quarter. Traditional inflation hedges such as gold and other metals performed well. Barrick also benefited from a number of divestitures and new partnerships, which enabled the company to reduce debt. We agree with the market that these were good moves.

Two energy exploration holdings drove the most negative impact on performance in the quarter. Apache Corp. (APA) dropped -18.71% while Exxon Mobil Corp. (XOM) fell -8.30%. Both crude oil and natural gas prices declined over the three-month period. Apache shares also retreated because early returns from the company’s new Alpine High fields have been modestly disappointing.

A bittersweet series of events occurred in the first quarter as we sold all of our shares in Morgan Stanley (MS) on strength. We have written repeatedly regarding our view that investment bank shares should not trade for less than the tangible book value of its balance sheet. An investment bank’s assets consist overwhelmingly of liquid stocks and bonds, which are relatively easy to value. So we have always believed buying an investment bank at 80% of tangible book is like paying 80 cents for a dollar bill—and getting the bank’s M&A fees and asset management fees at no cost. Such a situation presented itself through much of 2015 and 2016, with Morgan Stanley culminating in a price of $23 in June 2016 after the Brexit vote sent bank stocks down sharply. In a very sharp reversal of market sentiment, November’s U.S. elections radically changed the market’s outlook for investment banking. Last fall, investors became convinced that bank regulations would decline, taxes would be reduced and interest rates would rise—all big positives for the industry. Morgan Stanley’s stock rose from $23 last June to $46 in mid-February. As such, the company went from trading at a sharp discount to tangible book to a 40% premium in less than 9 months. At Ariel, paraphrasing Sir John Templeton, we like to say we buy when others are selling and sell when others are buying. The market was definitely buying Morgan Stanley in the first quarter, so we sold our last shares at that $46 point. If sentiment regarding Morgan Stanley changes again quickly, you should not be surprised to see this quality company return to the portfolio. Market sentiment around investment banking seems a lot like the Chicago weather: the only thing you know for sure is that it will change.

PORTFOLIO COMINGS AND GOINGS

We purchased two new positions in Ariel Focus Fund in the first quarter of the year, and we eliminated three positions. We added First American Financial Corp. (FAF), a holding in other domestic products, which provides title insurance and settlement services to the real estate and mortgage industries. We also initiated a position in Lazard Ltd. (LAZ), a global financial services company that enjoys significant brand and franchise value in three practice areas: merger & acquisition advisory services, restructuring advisory services and asset management. We sold our shares in Morgan Stanley as we mentioned earlier, Tiffany & Co. (TIF) and Kennametal Inc. (KMT) to make room for new opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

[1]	An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	23.76	31.30	19.45
Health care	19.30	10.83	13.78
Technology	13.17	9.63	19.12
Producer durables	12.08	10.04	10.49
Energy	9.45	12.20	6.59
Consumer discretionary	8.64	5.58	13.64
Materials & processing	7.63	3.18	3.08
Consumer staples	4.69	7.42	8.27
Utilities	0.00	9.82	5.58
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/17

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	+ 6.98	+ 27.50	+ 5.68	+ 10.37	+ 5.33	+ 5.91
Ariel Focus Fund–Institutional Class+	+ 7.00	+ 27.78	+ 5.95	+ 10.64	+ 5.47	+ 6.02
Russell 1000® Value Index	+ 3.27	+ 19.22	+ 8.67	+ 13.13	+ 5.93	+ 7.41
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 7.51	+ 8.26

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)[1]	Net	Gross
Investor Class	1.00%	1.35%
Institutional Class	0.75%	1.08%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	5.0
2.	BorgWarner, Inc.	5.0
3.	KKR & Co. L.P.	5.0
4.	International Business Machines Corp.	4.8
5.	Laboratory Corp. of America Holdings	4.8
6.	CVS Health Corp.	4.7
7.	Lockheed Martin Corp.	4.7
8.	Oracle Corp.	4.7
9.	Zimmer Biomet Holdings, Inc.	4.6
10.	Barrick Gold Corp.	4.2

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 67.

800.292.7435	11

ILLIQUIDITY AND SMALL STOCKS – ENEMY OR FRIEND?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 03/31/17

	1Q17	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	+ 1.89%	+ 22.58%	– 5.17%	+ 3.19%	+ 2.63%
Russell 2000® Value Index	– 0.13	+ 29.37	+ 7.62	+ 12.54	+ 11.01
Russell 2000® Index	+ 2.47	+ 26.22	+ 7.22	+ 12.35	+ 11.30
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 12.77
*	The inception date for Ariel Discovery Fund is 01/31/11.

Our deep value fund had a terrific month of March, outperforming its primary benchmark by roughly five percentage points, leading to a first quarter of positive absolute returns and solid outperformance. Small stocks, which had led the markets higher since the November election, were generally softer late in the quarter as expectations for rapid tax and regulatory cuts diminished.

We benefited in recent weeks from the partial unwinding of the “Trump Trade,” which had led to underperformance late in 2016. While the lack of banks in our portfolio hurt our relative performance in the fourth quarter of 2016, it has helped recently. In March:

• Ariel Discovery Fund	+ 5.02%
• Russell 2000 Value Index (bank heavy)	- 0.85%
• S&P Regional Banking ETF (KRE)	- 4.64%

We believe our fund remains very attractive on an absolute basis, with a discount to estimated fair value of 32%. More notably, it continues to be near historical lows on a relative basis using price to asset value for the portfolio versus its benchmark.

12	ARIELINVESTMENTS.COM

Conventional wisdom assumes the low level of daily trading volume in small and particularly micro-cap stocks is synonymous with risk and therefore inspires fear. Certainly, when an investor must trade quickly, price dislocation can occur—although we argue most observers vastly overstate even that risk. For those with a long-term horizon, however, we think illiquidity is one of the investor’s best friends, providing opportunity in ways most others ignore.

“Conventional wisdom assumes the low level of daily trading volume in small and particularly micro-cap stocks is synonymous with risk and therefore inspires fear.”

In our view, illiquidity is often a good proxy for value. Underpriced stocks, especially at the smallest end of the public market, tend to be underfollowed, undiscovered and misunderstood. Therefore they often have little support from Wall Street analysts and trading desks. Both institutions and individual investors shun them, which is why they trade infrequently. On the other hand, there are those shares which have caught the attention of traders and investors. They are more likely to have high expectations built into their prices. Our philosophy holds that stocks with recent high trading volumes are the most likely to be overvalued, and therefore have the highest risk.

We are not alone in this viewpoint. Legendary academician and investor Roger Ibbotson has produced data supporting this perspective. He has shown that illiquid stocks outperform liquid stocks across all market cap ranges. He believes investors avoid thinly traded stocks, thereby creating bargains. Over long periods of time, these bargain prices produce excess returns. In micro-caps, Ibbotson’s data shows the most thinly traded stocks outperform the more liquid stocks by 16 percentage points per year.1 Not just a theoretician, Ibbotson founded Zebra Capital Management, which manages long/short money using this illiquid versus liquid approach.

“Active management requires active trading”

– Cheryl Cargie, Ariel Investments, Head Trader

As contrarian value investors, we tend to buy stocks on weakness and sell on strength, meaning that we tend to be providers of liquidity who benefit from others’ desire to trade. At times, however, we will want or need to trade. Are we able to transact in a cost effective manner when we want to buy or sell a given stock, or especially when we have client inflows and outflows and need to trade across the portfolio?

Headed by Cheryl Cargie, an award-winning trader2 with nearly 30 years of small-cap trading experience, Ariel’s trading desk employs what is known as “high-touch” trading. Unlike “low-touch” strategies reliant on computer algorithms,3 we very selectively choose brokers to make inquiries to large institutional investors to find natural order flow. Our experience is that doing so leads to less market impact. Here we should note that the key factor misunderstood by most observers is that a lack of volume on the “tape” does not mean there is no liquidity. We often trade very large blocks of our holdings representing weeks or months of recent average daily trading volume at attractive prices.

“In our view, illiquidity is often a good proxy for value.”

In summary, we believe the illiquidity in our world of very small stocks is perhaps our best friend. When it creates a challenge, our trading team is adept at minimizing the impact. And the vast majority of the time, illiquidity provides long-term opportunity.

WINNERS AND LOSERS

Kindred Biosciences, Inc. (KIN) was the top contributor during the quarter, as it gained +65.88% in anticipation of the likely 2017 launches of two veterinary drugs. GSI Technology Inc. (GSIT), a late 2016 purchase, rose +40.32%, and long-time holding PCTEL, Inc. (PCTI) returned +33.52%.

800.292.7435	13

On the downside, GlassBridge Enterprises Inc. (GLA), formerly Imation Corp., fell by -41.22%. Team, Inc. (TISI) dropped -31.08%, and Strattec Security Corp. (STRT) lost -30.70%.

“A lack of volume on the ‘tape’ does not mean there is no liquidity.”

PORTFOLIO COMINGS AND GOINGS

We sold out of our position in ArcBest Corp. (ARCB), as we believe the stock’s strong move over the past year brought it near fair value. We also exited our position in Superior Industries Intl, Inc. (SUP), shortly after it announced its plan to acquire Uniwheels AG, a European wheel manufacturer. While the market responded positively to the deal given its strategic benefits, we are uncomfortable with the significant debt load Superior will take on to acquire the larger company. Our new holding is:

•	Safeguard Scientifics Inc. (SFE) – Safeguard Scientifics invests in a portfolio of equity securities in technology-driven private companies in healthcare, financial services and digital media. We believe this is an overlooked and mispriced asset, as official book value dramatically understates the true value of its holdings due to the accounting methodology. Under the leadership of Stephen Zarrilli, we expect Safeguard to begin to monetize its holdings on a regular basis, which should lead to increased visibility and ultimate share price appreciation.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

Portfolio Manager Perspectives with David Maley

Question: How do you define risk?

Answer: I define risk as the possibility of permanent impairment of capital.

Question: How do you think about risk?

Answer: The Ariel Discovery Fund seeks to find investment opportunities with a potentially sizable margin of safety*, which we define as the difference between the intrinsic value of a stock and the market’s current price.

Question: At what point is risk a consideration in the value process?

Answer: We are constantly considering the risk of any given investment. We pay particularly close attention to risk when deciding to initiate a position and after management has made a decision that could impact the underlying asset value of a company.

To read the full Q&A on risk with David Maley, visit arielinvestments.com.

[1]	Roger G. Ibbotson and Daniel Y.-J. Kim, “Liquidity as an Investment Style: 2017 Update,” Zebra Capital Management, January 27, 2017, http://www. zebracapm.com/research.php.
[2]	In 2013, Cheryl was honored with The Lifetime Achievement Award from the Securities Traders’ Association of Chicago (STAC), where she also served as a past president. In 2015, Traders Magazine also recognized her industry experience and commitment to excellence with The Lifetime Achievement Award.
[3]	In larger capitalization stocks, algorithms such as percent of daily volume, slicing for volume weighted average price (VWAP) and others can be effective trading methods. In small- and micro-cap trading, however, these lead to what we refer to as leakage.
*	Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

14	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Technology	25.07	10.06	14.70	19.12
Consumer discretionary	19.95	10.11	12.99	13.64
Financial services	14.99	42.31	27.78	19.45
Utilities	8.93	6.87	4.63	5.58
Producer durables	8.69	12.86	13.43	10.49
Energy	6.10	5.26	3.17	6.59
Materials & processing	4.35	5.70	7.87	3.08
Health care	3.75	4.67	12.99	13.78
Consumer staples	0.00	2.18	2.44	8.27
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/17

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	+ 1.89	+ 22.58	– 5.17	+ 3.19	+ 2.63
Ariel Discovery Fund–Institutional Class+	+ 2.05	+ 23.00	– 4.93	+ 3.46	+ 2.88
Russell 2000® Value Index	– 0.13	+ 29.37	+ 7.62	+ 12.54	+ 11.01
Russell 2000® Index	+ 2.47	+ 26.22	+ 7.22	+ 12.35	+ 11.30
S&P 500® Index	+ 6.07	+ 17.17	+ 10.37	+ 13.30	+ 12.77

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)[1]	Net	Gross
Investor Class	1.25%	1.86%
Institutional Class	1.00%	1.32%

Top ten equity holdings (% of net assets)

1.	ORBCOMM, Inc.	5.8
2.	Rosetta Stone, Inc.	5.3
3.	Cowen Group, Inc., Class A	5.1
4.	RealNetworks, Inc.	5.0
5.	Century Casinos, Inc.	4.2
6.	Kindred Biosciences, Inc.	3.7
7.	Telenav, Inc.	3.7
8.	XO Group, Inc.	3.1
9.	Pendrell Corp.	3.1
10.	First American Financial Corp.	3.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2018.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 67.

800.292.7435	15

TAKING THE HIGH (QUALITY) ROAD

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

As 2017 begins, the low-quality rally that began roughly a year ago outside the United States is still with us, like unwanted house guests that have overstayed their welcome. As we would expect during a bull market built on inflated sentiment, our portfolios have lagged over the past year. The good news, however, is they performed well this quarter. More specifically, for the first three months of 2017, Ariel International Fund surged +7.35%, just beating the MSCI EAFE Index’s +7.25% gain, yet a bit behind the +7.86% return of the MSCI ACWI ex-USA Index. For the same period, Ariel Global Fund returned +5.77%, trailing the +6.91% rise of the MSCI ACWI Index. Given our enduring and strong preference for high-quality companies, we are quite satisfied with these results in light of the widespread ebullience.

We can easily illustrate just how strong a force the low-quality segment of the international market has been. From April 1, 2016 through March 31, 2017, the MSCI ACWI Index, the best proxy for the global stock market, has surged +15.04%. Meanwhile, the proprietary MSCI ACWI Quality Index has gained +12.47%, a -2.57% shortfall. In other words, when lower-quality names are included, the benchmark is up 20% more. A look at more developed, non-U.S. markets shows an even more pronounced difference. The MSCI EAFE Quality Index has gained +6.37% over the same period, while the MSCI EAFE Index has jumped +11.67%, a more than 500 basis point difference, which is a huge gap.

The historical foundation for this rally is clear—if problematic. The non-U.S. markets represented by the MSCI ACWI ex-USA Index lost -14.41% on gloomy sentiment from July 1, 2014 to March 31, 2016. At that point, the investing crowd became more optimistic, reasoning that global growth would accelerate. Conventional wisdom said companies that had taken on debt to fuel growth would do well. We should note our disagreement on this point: we believe the debts many companies are carrying have significant refinancing risk ahead.

16	ARIELINVESTMENTS.COM

Then, following the U.S. presidential election, global investors began to expect reflation—inflation returning to a more typical level—and also government stimulus. This assumption quickly bled over into international markets. As a result, over the past six months, cyclical areas such as banks and basic resources performed better than more steady segments such as health care and telecommunications. We tend to prefer evergreen companies rather than high pro-cyclical ones. As such, we tend to avoid plain-vanilla banks and most resources companies but often own solid health care franchises and well-run telecommunication companies. As such, our recent underperformance lately has been predictable.

“Some might wonder whether a skilled manager should buy low-quality stocks when they look cheap and sell them off once they become expensive.”

Some might wonder whether a skilled manager should buy low-quality stocks when they look cheap and sell them off once they become expensive. First and foremost, buying and later dumping low-quality fare amounts to market-timing, which we think is nearly impossible to do effectively. In our view, buying junk stocks is more speculation than investing, and is ultimately a recipe for losing money rather than making it.

When we say low-quality companies are destructive, we are not speaking in metaphors: low-quality firms actually destroy capital, whereas high-quality companies grow it. For instance, in constructing its index, MSCI defines quality companies as those with “high ROE, stable earnings that are uncorrelated with the broad business cycle, and strong balance sheets with low financial leverage.” In three traits, MSCI has defined a solid, responsible, attractive company. The polar opposite of such an enterprise has low returns on equity, volatile earnings that soar in booms and dive in recessions, and shaky balance sheets, with margins fueled by immense financial leverage. This type of corporate contraption may fabricate profits in an economic expansion but is doomed when the economy falters. Indeed, it really only takes one key weakness—low economic returns, elevated cyclicality or heavy debt—to spiral out of control fast.

Few will actually admit to loving such questionable enterprises; indeed most will say they prefer high-quality companies. Some think all blue chip stocks or well-known brands constitute quality stocks. We disagree. We consistently emphasize the past does not necessarily reflect the future. Companies can easily rise to household-name status through a high-quality business and then degrade quickly. The most obvious example of this phenomenon in recent years is Sony. Buying a share in a company today simply represents owning a portion of that company’s success or failure in the future. We value the forward-looking sustainability of a company’s competitive advantages in the underlying business, because it serves as the best proxy of future prospects. As such, we believe franchise quality matters most in assessing quality. A franchise’s strength manifests itself via durable advantages in the business model, meaning its normalized return on invested capital (ROIC) exceeds its weighted average cost of capital (WACC). While the idea may sound complex, it is actually pretty straightforward: when a solid company invests in its own business, it tends to make more than it spends.

“Low-quality firms actually destroy capital, whereas high-quality companies grow it.”

The nearly inevitable question becomes: what do we, as high-quality managers, do differently in a low-quality rally such as this one? The simple answer is: we do not change anything we do. That is, we continue to purchase stocks when the risk/reward tradeoffs are compelling and sell when they are not. Certainly the valuation of a stock is the top layer of that balance between reward and risk, but the business is its foundation: the financial fundamentals must be sturdy and promising in order for us to be interested in the company in the first place. We do not lower our standards in order to buy junk that is skyrocketing, nor do

800.292.7435	17

we raise our estimates of a good company’s value just because the market has become ebullient. We also do not change our own assessments of growth. Most of all, we do not allow ourselves to become impatient with our sound investment strategy just because its results underperform a benchmark in the short term or even lose ground on an absolute basis. We remain rigorously rational in assessing value, keenly focused on the future and dedicated to our long-term philosophy rather than distracted by short-term returns.

“We do not lower our standards in order to buy junk that is skyrocketing.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

Portfolio Manager Perspectives with Rupal Bhansali

Question: How do you define risk? How do you think about risk?

Answer: We think of risk as permanent loss of capital, not short term price fluctuation which merely represents volatility. We think risk management is very important in achieving return management. Differently put, capital preservation is instrumental in capital appreciation. This is because preserving capital in big down markets can allow for appreciation to begin earlier than if higher losses had to be recouped.

Question: What are, in your opinion, the most important factors to consider when evaluating risk?

Answer: Both qualitative and quantitative factors should be considered when evaluating risk.

Our qualitative risk assessment considers whether a company’s business model and strategy will stand the test of time, competitive threats, corporate governance matters, and capital allocation priorities. Quantitative risk factors incorporate an assessment of a company’s returns relative to its risk profile, balance sheet strength, and trading liquidity, among other factors.

Beyond the bottom-up risk assessment, we consider various additional risk factors as we aim to optimize portfolio-level risk, such as ensuring appropriate diversification across stocks, sectors, and regions.

To read the full Q&A on risk with Rupal Bhansali, visit arielinvestments.com.

18	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	16.86	5.71	9.79
Telecommunication services	14.96	4.36	4.52
Health care	11.88	10.70	8.06
Consumer staples	11.72	11.38	9.87
Financials	10.12	21.27	23.36
Consumer discretionary	9.78	12.24	11.30
Energy	6.44	5.00	6.79
Utilities	3.49	3.40	3.17
Industrials	2.80	14.31	11.89
Real estate	1.68	3.70	3.24
Materials	0.05	7.92	8.02
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/17
	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	+ 7.35	+ 5.13	+ 1.93	+ 6.24	+ 6.96
Ariel International Fund–Institutional Class	+ 7.41	+ 5.38	+ 2.16	+ 6.50	+ 7.21
MSCI EAFE Index (net)	+ 7.25	+ 11.67	+ 0.50	+ 5.83	+ 7.63
MSCI ACWI ex-US Index (net)	+ 7.86	+ 13.13	+ 0.56	+ 4.36	+ 6.28

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)[1]	Net	Gross
Investor Class	1.25%	1.52%
Institutional Class	1.00%	1.10%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	6.1
2.	Nokia Corp.	5.4
3.	GlaxoSmithKline plc	5.4
4.	Roche Holding AG	5.3
5.	China Mobile Ltd.	5.0
6.	Koninklijke Ahold Delhaize N.V.	4.2
7.	Telefonica Deutschland Holding	3.8
8.	Michelin (CGDE)	3.7
9.	Reckitt Benckiser Group plc	3.5
10.	Swisscom AG	3.3

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	15.00
Germany	11.54
United Kingdom	10.84
Switzerland	10.02
China	8.14
Netherlands	6.77
Finland	5.45
France	5.37
United States	4.29
Italy	3.43

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 67.

800.292.7435 19

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	21.38	11.14
Information technology	20.26	16.39
Financials	12.55	18.43
Telecommunication services	11.94	3.41
Consumer staples	7.79	9.52
Consumer discretionary	5.12	12.14
Utilities	4.26	3.17
Energy	4.02	6.64
Industrials	3.25	10.69
Real estate	0.80	3.15
Materials	0.05	5.32
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/17

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	+5.77	+8.75	+4.71	+8.56	+9.18
Ariel Global Fund–Institutional Class	+5.81	+9.06	+4.98	+8.84	+9.47
MSCI ACWI Index (net)	+6.91	+15.04	+5.08	+8.37	+10.29

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.70%
Institutional Class	1.00%	1.14%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	7.0
2.	Roche Holding AG	5.4
3.	GlaxoSmithKline plc	5.3
4.	Baidu, Inc.	5.1
5.	Gilead Sciences, Inc.	5.0
6.	China Mobile Ltd.	5.0
7.	Johnson & Johnson	4.3
8.	Nokia Corp.	4.2
9.	Deutsche Boerse AG	3.5

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	37.98
China	10.13
Switzerland	7.71
United Kingdom	7.13
Japan	6.32
Germany	5.14
Finland	4.17
France	3.99
Netherlands	2.74
Spain	1.45
[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 67.

20	ARIELINVESTMENTS.COM

Movado Group, Inc. (NYSE: MOV) 650 From Road, Ste. 375 Paramus, NJ 07652 201.267.8000 | Movadogroup.com

Based in Paramus, NJ and incorporated in 1967, Movado Group, Inc. is best known for its iconic Museum dial and modern watch design aesthetic. In addition to its namesake watch brand, Movado owns luxury brands Concord and Ebel and also licenses accessories and fashion brands such as Coach, HUGO BOSS, and Tommy Hilfiger, among others. More recently, Movado has been working with Google to launch its smartwatch line. The company has a global footprint, but most of its sales are concentrated in the U.S. and Europe. Movado relies primarily on a distribution network of major jewelry store chains, department stores, and independent jewelers, and maintains 40 U.S. retail outlets.

PRESSURES ON WATCH AND ACCESSORIES CATEGORIES

Movado’s stock price has been pressured, down over 20% since December, as the global watch and accessories category and overall global retail selling environment has faced challenges. With respect to the former, consumer fatigue after years of solid growth, the introduction of wearables, and a shift in consumer buying preferences from “stuff” to “experiences” have negatively impacted the category. To provide some context, the U.S. watch category was down -14% during the most recent all-important holiday season and -11% in 2016, making it one of the weakest performing tracked categories. Many category participants have also resorted to discounting in order to influence purchases, hurting their bottom lines in the process. In the case of the overall global retail environment, several different factors have promoted the softness, amplifying the impact on the category. In the U.S., retailers have been rationalizing their inventory bases, in some cases ceasing distribution of certain brands, as e-commerce continues to supplant physical store visits. In Europe, macroeconomic uncertainty fueled by Brexit, several important upcoming elections, and a number of unfortunate terrorist attacks have hindered spending and tourism. The Chinese crackdown on gift-giving and economic headwinds in Brazil have played a role as well.

WEATHERING THE STORM

While it has certainly felt the impact of these headwinds, Movado has done an excellent job of navigating through turbulent waters. Led by CEO Efraim Grinberg and CFO Sallie DeMarsilis, the company has resisted the temptation to discount, in an effort to preserve brand integrity, while also keeping inventories in check. The company continues to invest behind innovation, particularly in its newest smartwatch product line, while also keeping an eye on expenses, announcing a cost reduction program in the process. The result of these initiatives: Movado has actually gained market share from its competitors. We believe Movado will be able to weather the storm and emerge as a stronger company once the selling backdrop normalizes in the long-term. Movado maintains a clean balance sheet with a negligible debt balance and almost $10 in net cash per share. Trading at a slight premium to tangible book value despite generating positive free cash flow and more than a 30% discount to our PMV, Movado presents us with an attractive opportunity to recognize value in the long term.

800.292.7435	21

Nielsen Holdings plc (NYSE: NLSN) 85 Broad Street New York, NY 10004 800.864.1224 | Nielsen.com

Nielsen Holdings is a leading global provider of data and analytics about what consumers watch and buy. The company tracks billions of sales transactions every month in over 100 countries, while its television ratings are the primary metric used to value programming and advertising in the U.S. Its clients include the largest consumer packaged goods, media and advertising companies in the world. Recently, investors have become concerned the headwinds facing its “Buy” business, which tracks consumer purchase activity, may be more than just macroeconomic in nature. But, that business is actually simply repositioning itself for an even brighter future, meanwhile, the “Watch” television ratings business is becoming even more critical amidst a fragmenting viewership base.

BUY THE DIP

Late last year, Nielsen announced a small portion of its Buy segment was experiencing a secular change. The stock has been under pressure ever since. Digging deeper, Nielsen’s Buy customers have been eschewing some of its consulting-like services in favor of more real-time analytics. In this light, the company is taking the opportunity to reposition itself for this nascent demand. Called the Connected System, Nielsen will soon be rolling out the Holy Grail of its vast data capabilities—a subscription analytics product that marries what consumers are watching with what they are buying, to answer not only the “what” but the “why” and “what to do.” To appreciate this opportunity requires patience, but when combined with its growing emerging market business, the growth potential is immense.

WATCH THE MOAT GROW

The bulk of Nielsen’s wide moat1 stems from its Watch business. Comprised of thousands of television meters, household panels and set top box data, the Nielsen television rating is the de facto currency used in billions of dollars’ worth of media and advertising decisions globally. As global media behemoths grapple with a viewership base that is increasingly viewing content across multiple devices, Nielsen’s measurement capabilities are growing in importance. The company’s Total Audience Measurement combines advertising and content ratings across both traditional and digital platforms to serve as the only independent and holistic measure of viewership in the marketplace.

COUNT THE CASH

Led by CEO Mitch Barns and CFO Jamere Jackson, Nielsen’s management team has both the vision and financial wherewithal to grow its dominant share over the long haul. Since both were appointed in 2014, the company has kept its focus on the horizon, accelerating its capabilities in digital measurement and real-time analytics. Financially, revenue growth has been highly recurring and resilient, while free cash flow has grown at an impressive clip. Since the company was taken public in 2011, revenues have grown for 42 consecutive quarters at a rate of 6% annually. More importantly, free cash flow grew18% annually over that period.

A LONG TERM VIEW

At current levels, we believe investors focused on the near-term repositioning of the Buy business are missing the forest for the trees. As long-term investors, we see a rare example of an excellent, wide moat franchise that stands to benefit from growing demand for advanced analytics and measurement across an increasingly fragmented consumer landscape. A pause in the fundamentals is an opportunity to buy future success on the cheap. As of March 31, 2017, shares traded at $41.31, a 28% discount to our private market value of $57.25.

[1]	An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

22	ARIELINVESTMENTS.COM

Royal Caribbean Cruises Ltd. (NYSE: RCL) 1050 Caribbean Way Miami, FL 33132 305.539.6000 | RCLCorporate.com

Royal Caribbean is the world’s second-largest cruise operator with approximately 25 percent of the global market. Royal operates under the Royal Caribbean International, Celebrity Cruises, Pullmantur, Azamara Club Cruises and CDF Croisieres de France brands, as well as through a 50 percent joint venture with TUI Cruises. Altogether Royal operates 42 ships with total passenger capacity exceeding 130,000. Royal ships operate globally with nearly 500 destinations available on its various itineraries. The company’s international presence will continue to grow once eight additional ships join the fleet before the end of 2018.

DOUBLE DOUBLE PROGRAM

With the large amount of capital invested in ships, some investors have been concerned about Royal’s fundamental returns. In 2014, the Royal Caribbean management team announced plans to double earnings per share by 2017 while also generating double digit returns on invested capital. When these lofty goals were announced, many investors doubted the company’s ability to achieve them. Through significantly improved operating efficiency, combined with better capital discipline, the company can accomplish their 2017 goal if they meet their current earnings guidance for the year.

CHINA OPPORTUNITY

The balance between availability of cruises and demand from customers has been an area of focus for decades in the industry. In periods of excess supply, the pricing has been pressured and often takes years to fully recover. With political issues around the globe, such as the lack of safety in parts of the Eastern Mediterranean, these concerns would be elevated. However, China is becoming one of the most important long-term areas of growth. The country’s large population, combined with its economic growth, offers huge potential growth for the cruise industry. While China represents a small part of today’s industry revenues, it could become a significant part of the long-term story for Royal Caribbean.

BALANCE SHEET IMPROVEMENT

Royal Caribbean’s growth through the decades has relied on the availability of debt to help fund ship capacity. After navigating its way through the financial crisis, the company determined a stronger balance sheet was critical to its long-term success. Years of improving profitability and better capital allocation decisions have the company on the verge of being an investment grade credit. This is a significant development since the company has still been growing and modernizing its fleet simultaneously. With a stronger balance sheet the company should have an easier time navigating choppy waters in the financial markets in the future.

INTRIGUING VALUATION

Although the market has started to recognize the earnings power of the business, Royal Caribbean remains an intriguing investment opportunity in our view. Wall Street still values the company as if it has not been successful in improving its return on capital and free cash flow generation. By contrast, we believe management has righted the ship and is on its way to solid profitability. As of March 31, 2017, shares traded at $98.11, a 6% discount to our steadily growing private market value of $104.04.

800.292.7435	23

Ariel Fund statistical summary	03/31/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 03/31/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	7.32	5.62	14.14	(2.59)	(0.48)	(0.45)	NM	NM	NM	185
Bristow Group, Inc.	BRS	15.21	9.17	23.62	2.18	(0.44)	(0.94)	7.0	NM	NM	534
MTS Systems Corp.	MTSC	55.05	41.53	61.88	3.16	2.95	2.93	17.4	18.7	18.8	920
International Speedway Corp.	ISCA	36.95	30.05	39.95	1.44	1.68	1.60	25.7	22.0	23.1	1,648
MSG Networks, Inc.	MSGN	23.35	14.73	23.95	N/A	2.25	2.29	N/A	10.4	10.2	1,753
Brady Corp.	BRC	38.65	25.98	40.50	1.55	1.81	2.06	24.9	21.4	18.8	1,976
Simpson Manufacturing Co., Inc.	SSD	43.09	37.00	48.41	1.38	1.86	2.01	31.2	23.2	21.4	2,044
DeVry Education Group, Inc.	DV	35.45	15.36	35.90	2.45	2.55	2.86	14.5	13.9	12.4	2,225
Sotheby’s	BID	45.48	24.96	49.87	2.08	1.73	1.68	21.9	26.3	27.1	2,409
Janus Capital Group, Inc.	JNS	13.20	11.96	16.62	0.96	0.88	1.01	13.8	15.0	13.1	2,433
Anixter Intl, Inc.	AXE	79.30	49.29	88.00	5.29	5.06	5.20	15.0	15.7	15.3	2,652
Meredith Corp.	MDP	64.60	43.85	66.25	3.55	3.83	3.86	18.2	16.9	16.7	2,874
Kennametal, Inc.	KMT	39.23	20.40	39.94	2.26	1.71	1.88	17.4	22.9	20.9	3,141
Graham Holdings Co.	GHC	599.55	440.55	601.95	39.25	33.78	30.18	15.3	17.7	19.9	3,343
Littelfuse, Inc.	LFUS	159.91	106.26	167.21	5.45	7.23	7.45	29.3	22.1	21.5	3,553
U.S. Silica Holdings, Inc.	SLCA	47.99	21.65	61.49	0.22	0.68	2.02	218.1	70.6	23.8	3,889
Dun & Bradstreet Corp.	DNB	107.94	100.46	141.57	7.64	7.46	7.07	14.1	14.5	15.3	3,972
Fair Isaac Corp.	FICO	128.95	102.77	133.14	3.22	3.80	4.07	40.0	33.9	31.7	4,018
Charles River Laboratories Intl, Inc.	CRL	89.95	67.20	91.57	3.76	4.56	5.07	23.9	19.7	17.7	4,260
First American Financial Corp.	FAF	39.28	34.63	43.55	2.74	2.99	2.91	14.3	13.1	13.5	4,319
The Madison Square Garden Co.	MSG	199.71	156.01	206.24	N/A	0.30	0.91	N/A	665.7	219.5	4,786
Zebra Technologies Corp.	ZBRA	91.25	46.13	93.61	4.78	5.04	6.06	19.1	18.1	15.1	4,826
JLL	JLL	111.45	86.62	125.31	10.19	8.51	9.06	10.9	13.1	12.3	5,039
TEGNA, Inc.	TGNA	25.62	17.91	26.65	1.78	2.67	2.37	14.4	9.6	10.8	5,495
Lazard Ltd.	LAZ	45.99	26.21	47.09	3.74	3.35	3.15	12.3	13.7	14.6	5,617
Bio-Rad Laboratories, Inc.	BIO	199.34	135.02	209.50	4.75	4.38	4.81	42.0	45.5	41.4	5,896
Keysight Technologies, Inc.	KEYS	36.14	25.49	39.36	2.24	2.21	2.34	16.1	16.4	15.4	6,288
KKR & Co. L.P.	KKR	18.23	11.63	18.52	1.21	0.68	1.71	15.1	26.8	10.7	8,247
Mattel, Inc.	MAT	25.61	24.60	34.76	1.39	1.78	1.34	18.4	14.4	19.1	8,769
Interpublic Group of Cos., Inc.	IPG	24.57	21.67	25.33	1.25	1.51	1.56	19.7	16.3	15.8	9,622
Snap-on, Inc.	SNA	168.67	145.17	181.73	8.10	10.07	10.40	20.8	16.7	16.2	9,774
Western Union Co.	WU	20.35	18.07	22.70	1.70	1.40	1.76	12.0	14.5	11.6	9,799
CBRE Group, Inc.	CBG	34.79	24.11	36.74	2.05	2.30	2.41	17.0	15.1	14.4	11,734
Laboratory Corp. of America Holdings	LH	143.47	115.98	145.00	7.91	8.83	9.55	18.1	16.2	15.0	14,734
J.M. Smucker Co.	SJM	131.08	122.05	157.31	6.73	8.17	8.09	19.5	16.0	16.2	15,263
Mohawk Industries, Inc.	MHK	229.49	175.52	233.70	10.56	13.04	13.97	21.7	17.6	16.4	17,021
Viacom, Inc.	VIAB	46.62	33.94	46.72	5.06	3.83	4.26	9.2	12.2	10.9	18,508
Northern Trust Corp.	NTRS	86.58	61.32	91.14	3.85	4.71	4.82	22.5	18.4	18.0	19,793
Royal Caribbean Cruises Ltd.	RCL	98.11	64.95	101.11	4.83	7.12	7.35	20.3	13.8	13.3	21,054

Note: Holdings are as of March 31, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2017 stock price. NM=Not Meaningful.

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	03/31/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 03/31/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	15.21	9.17	23.62	2.18	(0.44)	(0.94)	7.0	NM	NM	534
International Speedway Corp.	ISCA	36.95	30.05	39.95	1.44	1.68	1.60	25.7	22.0	23.1	1,648
MSG Networks, Inc.	MSGN	23.35	14.73	23.95	N/A	2.25	2.29	N/A	10.4	10.2	1,753
Houlihan Lokey, Inc.	HLI	34.45	20.96	34.95	1.27	1.83	1.93	27.1	18.8	17.8	2,297
Anixter Intl, Inc.	AXE	79.30	49.29	88.00	5.29	5.06	5.20	15.0	15.7	15.3	2,652
Kennametal, Inc.	KMT	39.23	20.40	39.94	2.26	1.71	1.88	17.4	22.9	20.9	3,141
Charles River Laboratories Intl, Inc.	CRL	89.95	67.20	91.57	3.76	4.56	5.07	23.9	19.7	17.7	4,260
First American Financial Corp.	FAF	39.28	34.63	43.55	2.74	2.99	2.91	14.3	13.1	13.5	4,319
The Madison Square Garden Co.	MSG	199.71	156.01	206.24	N/A	0.30	0.91	N/A	665.7	219.5	4,786
JLL	JLL	111.45	86.62	125.31	10.19	8.51	9.06	10.9	13.1	12.3	5,039
BOK Financial Corp.	BOKF	78.27	51.38	85.25	4.23	4.43	4.99	18.5	17.7	15.7	5,114
TEGNA, Inc.	TGNA	25.62	17.91	26.65	1.78	2.67	2.37	14.4	9.6	10.8	5,495
Lazard Ltd.	LAZ	45.99	26.21	47.09	3.74	3.35	3.15	12.3	13.7	14.6	5,617
Bio-Rad Laboratories, Inc.	BIO	199.34	135.02	209.50	4.75	4.38	4.81	42.0	45.5	41.4	5,896
Keysight Technologies, Inc.	KEYS	36.14	25.49	39.36	2.24	2.21	2.34	16.1	16.4	15.4	6,288
Nordstrom, Inc.	JWN	46.57	35.01	62.82	3.21	3.25	2.92	14.5	14.3	15.9	7,917
KKR & Co. L.P.	KKR	18.23	11.63	18.52	1.21	0.68	1.71	15.1	26.8	10.7	8,247
Mattel, Inc.	MAT	25.61	24.60	34.76	1.39	1.78	1.34	18.4	14.4	19.1	8,769
BorgWarner, Inc.	BWA	41.79	27.52	44.24	3.04	3.45	3.60	13.7	12.1	11.6	8,870
Interpublic Group of Cos., Inc.	IPG	24.57	21.67	25.33	1.25	1.51	1.56	19.7	16.3	15.8	9,622
Snap-on, Inc.	SNA	168.67	145.17	181.73	8.10	10.07	10.40	20.8	16.7	16.2	9,774
Western Union Co.	WU	20.35	18.07	22.70	1.70	1.40	1.76	12.0	14.5	11.6	9,799
CBRE Group, Inc.	CBG	34.79	24.11	36.74	2.05	2.30	2.41	17.0	15.1	14.4	11,734
Tiffany & Co.	TIF	95.30	56.99	97.29	3.82	3.88	3.93	24.9	24.6	24.2	11,865
Laboratory Corp. of America Holdings	LH	143.47	115.98	145.00	7.91	8.83	9.55	18.1	16.2	15.0	14,734
Nielsen Holdings Plc	NLSN	41.31	40.28	55.94	2.63	2.81	2.70	15.7	14.7	15.3	14,767
National Oilwell Varco	NOV	40.09	26.86	43.63	3.45	0.59	0.71	11.6	67.9	56.5	15,180
J.M. Smucker Co.	SJM	131.08	122.05	157.31	6.73	8.17	8.09	19.5	16.0	16.2	15,263
T. Rowe Price Group, Inc.	TROW	68.15	62.97	79.00	4.63	4.91	4.95	14.7	13.9	13.8	16,682
Willis Towers Watson plc	WLTW	130.89	112.59	133.40	6.39	7.96	8.47	20.5	16.4	15.5	17,840
Viacom, Inc.	VIAB	46.62	33.94	46.72	5.06	3.83	4.26	9.2	12.2	10.9	18,508
Blackstone Group L.P.	BX	29.70	22.45	31.69	1.81	2.00	2.53	16.4	14.9	11.7	19,111
Northern Trust Corp.	NTRS	86.58	61.32	91.14	3.85	4.71	4.82	22.5	18.4	18.0	19,793
Omnicom Group, Inc.	OMC	86.21	75.61	89.66	4.67	5.41	5.48	18.5	15.9	15.7	20,233
Stanley Black & Decker, Inc.	SWK	132.87	103.86	136.90	6.59	7.89	8.02	20.2	16.8	16.6	20,271
Progressive Corp.	PGR	39.18	30.54	40.74	2.02	1.70	2.29	19.4	23.0	17.1	22,760
Franklin Resources, Inc.	BEN	42.14	30.56	44.35	3.22	2.90	2.80	13.1	14.5	15.1	23,838
Zimmer Biomet Holdings, Inc.	ZBH	122.11	95.63	133.21	6.90	7.96	8.70	17.7	15.3	14.0	24,495
Cardinal Health, Inc.	CAH	81.55	62.70	87.85	4.81	5.31	5.50	17.0	15.4	14.8	25,770
CBS Corp.	CBS	69.36	48.88	69.60	3.34	3.74	4.25	20.8	18.5	16.3	28,576
AFLAC, Inc.	AFL	72.42	62.59	74.50	5.64	6.62	6.34	12.8	10.9	11.4	29,389
Illinois Tool Works, Inc.	ITW	132.47	98.32	136.03	5.57	6.57	6.80	23.8	20.2	19.5	45,954
Thermo Fisher Scientific, Inc.	TMO	153.60	139.07	161.66	7.39	8.28	9.30	20.8	18.6	16.5	60,434

Note: Holdings are as of March 31, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2017 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks — 92.06%	Value
	Consumer discretionary & services—29.63%
3,287,377	TEGNA, Inc.	$84,222,599
836,340	Royal Caribbean Cruises Ltd.	82,053,317
1,551,825	Viacom, Inc., Class B	72,346,081
3,097,708	MSG Networks, Inc.(a)	72,331,482
2,718,066	Interpublic Group of Cos., Inc.	66,782,881
961,608	Meredith Corp.	62,119,877
1,604,924	DeVry Education Group, Inc.	56,894,556
2,134,900	Mattel, Inc.	54,674,789
212,604	Mohawk Industries, Inc.(a)	48,790,492
1,198,302	International Speedway Corp., Class A	44,277,259
179,924	The Madison Square Garden Co., Class A(a)	35,932,622
19,883	Graham Holdings Co., Class B	11,920,853
241,765	Sotheby’s(a)	10,995,472

		703,342,280

	Consumer staples—1.87%
339,345	J.M. Smucker Co.	44,481,343

	Energy—0.60%
1,928,817	Contango Oil & Gas Co.(a)(b)	14,118,941

	Financial services—27.29%
2,255,503	Lazard Ltd., Class A	103,730,583
5,405,839	KKR & Co. L.P.	98,548,445
2,336,253	CBRE Group, Inc., Class A(a)	81,278,242
699,699	JLL	77,981,453
4,602,316	Janus Capital Group, Inc.	60,750,571
697,700	Northern Trust Corp.	60,406,866
1,508,988	First American Financial Corp.	59,273,049
464,478	Dun & Bradstreet Corp.	50,135,755
1,780,054	Western Union Co.	36,224,099
150,163	Fair Isaac Corp.	19,363,519

		647,692,582

	Health care—8.05%
746,826	Charles River Laboratories Intl, Inc.(a)	67,176,999
331,243	Bio-Rad Laboratories, Inc.(a)	66,029,979
403,600	Laboratory Corp. of America Holdings(a)	57,904,492

		191,111,470

	Materials & processing—3.23%
1,092,397	Simpson Manufacturing Co., Inc.	47,071,387
616,361	U.S. Silica Holdings, Inc.	29,579,164

		76,650,551

	Producer durables—19.16%
1,097,600	Zebra Technologies Corp.(a)	100,156,000
2,006,841	Kennametal, Inc.	78,728,372
1,527,428	Brady Corp., Class A	59,035,092
3,287,552	Bristow Group, Inc.(b)	50,003,666
894,616	MTS Systems Corp.(b)	49,248,611
1,212,885	Keysight Technologies, Inc.(a)	43,833,664
229,013	Snap-on, Inc.	38,627,623
219,566	Littelfuse, Inc.	35,110,799

		454,743,827

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks — 92.06%	Value
	Technology—2.23%
665,942	Anixter Intl, Inc.(a)	$52,809,201

	Total common stocks (Cost $1,313,721,054)	2,184,950,195

Number of shares	Short-term investments—7.80%	Value
185,198,264	Northern Institutional Treasury Portfolio, 0.64%(c)	$185,198,264

	Total short-term investments (Cost $185,198,264)	185,198,264

	Total Investments—99.86% (Cost $1,498,919,318)	2,370,148,459
	Other Assets less Liabilities—0.14%	3,412,668

	Net Assets—100.00%	$2,373,561,127

(a)Non-income producing.

(b)Affiliated company (See Note Six, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at March 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

800.292.7435	27

Ariel Appreciation Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—95.51%	Value
	Consumer discretionary & services—25.69%
2,779,430	Interpublic Group of Cos., Inc.	$68,290,595
727,400	Omnicom Group, Inc.	62,709,154
978,100	Viacom, Inc., Class B	45,599,022
1,680,300	Mattel, Inc.	43,032,483
994,700	BorgWarner, Inc.	41,568,513
782,900	Nordstrom, Inc.	36,459,653
519,900	CBS Corp., Class B	36,060,264
798,500	Nielsen Holdings plc	32,986,035
1,236,037	MSG Networks, Inc.(a)	28,861,464
220,800	Tiffany & Co.	21,042,240
474,858	International Speedway Corp., Class A	17,546,003
483,900	TEGNA, Inc.	12,397,518
56,566	The Madison Square Garden Co., Class A(a)	11,296,796

		457,849,740

	Consumer staples—3.14%
427,575	J.M. Smucker Co.	56,046,531

	Energy—2.04%
908,300	National Oilwell Varco	36,413,747

	Financial services—31.72%
1,049,600	AFLAC, Inc.	76,012,032
831,000	Northern Trust Corp.	71,947,980
1,499,320	Lazard Ltd., Class A	68,953,727
1,639,500	First American Financial Corp.	64,399,560
324,800	Willis Towers Watson plc	42,513,072
940,100	Progressive Corp.	36,833,118
1,723,100	Western Union Co.	35,065,085
961,952	Houlihan Lokey, Inc.	33,139,246
1,474,768	KKR & Co. L.P.	26,885,021
878,400	Blackstone Group L.P.	26,088,480
618,400	Franklin Resources, Inc.	26,059,376
200,080	JLL	22,298,916
501,850	CBRE Group, Inc., Class A(a)	17,459,362
187,850	T. Rowe Price Group, Inc.	12,801,977
62,889	BOK Financial Corp.	4,922,322

		565,379,274

	Health care—16.04%
644,700	Zimmer Biomet Holdings, Inc.	78,724,317
544,000	Laboratory Corp. of America Holdings(a)	78,047,680
300,254	Thermo Fisher Scientific, Inc.	46,119,014
390,980	Charles River Laboratories Intl, Inc.(a)	35,168,651
431,000	Cardinal Health, Inc.	35,148,050
63,725	Bio-Rad Laboratories, Inc.(a)	12,702,942

		285,910,654

	Producer durables—15.95%
479,299	Stanley Black & Decker, Inc.	63,684,458
437,250	Illinois Tool Works, Inc.	57,922,508
1,334,400	Kennametal, Inc.	52,348,512
236,000	Snap-on, Inc.	39,806,120
2,426,964	Bristow Group, Inc.(b)	36,914,122
931,715	Keysight Technologies, Inc.(a)	33,672,180

		284,347,900

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—95.51%	Value
	Technology—0.93%
208,289	Anixter Intl, Inc.(a)	$16,517,318

	Total common stocks (Cost $1,060,089,064)	1,702,465,164

Number of shares	Short-term investments—4.47%	Value
79,622,930	Northern Institutional Treasury Portfolio, 0.64%(c)	$79,622,930

	Total short-term investments (Cost $79,622,930)	79,622,930

	Total Investments—99.98% (Cost $1,139,711,994)	1,782,088,094
	Other Assets less Liabilities—0.02%	416,277

	Net Assets—100.00%	$1,782,504,371

(a)Non-income producing.

(b)Affiliated company (See Note Six, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at March 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	29

Ariel Focus Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—98.72%	Value
	Consumer discretionary & services—8.64%
68,300	BorgWarner, Inc.	$2,854,257
27,800	Bed Bath & Beyond, Inc.	1,096,988
26,600	DeVry Education Group, Inc.	942,970

		4,894,215

	Consumer staples—4.69%
33,800	CVS Health Corp.	2,653,300

	Energy—9.45%
51,300	National Oilwell Varco	2,056,617
24,400	Exxon Mobil Corp.	2,001,044
25,100	Apache Corp.	1,289,889

		5,347,550

	Financial services—23.76%
154,000	KKR & Co. L.P.	2,807,420
114,100	Western Union Co.	2,321,935
24,300	JPMorgan Chase & Co.	2,134,512
7,000	Goldman Sachs Group, Inc.	1,608,040
32,700	Bank of New York Mellon Corp.	1,544,421
29,800	Progressive Corp.	1,167,564
25,300	Lazard Ltd., Class A	1,163,547
18,000	First American Financial Corp.	707,040

		13,454,479

	Health care—19.30%
18,800	Laboratory Corp. of America Holdings(a)	2,697,236
21,200	Zimmer Biomet Holdings, Inc.	2,588,732
16,500	Johnson & Johnson	2,055,075
22,500	Cardinal Health, Inc.	1,834,875
131,200	Hanger, Inc.(a)	1,750,208

		10,926,126

	Materials & processing—7.63%
125,782	Barrick Gold Corp.	2,388,600
66,100	Mosaic Co.	1,928,798

		4,317,398

	Producer durables—12.08%
21,500	Stanley Black & Decker, Inc.	2,856,705
9,911	Lockheed Martin Corp.	2,652,184
14,600	Zebra Technologies Corp.(a)	1,332,250

		6,841,139

	Technology—13.17%
15,500	International Business Machines Corp.	2,699,170
59,100	Oracle Corp.	2,636,451
18,200	Microsoft Corp.	1,198,652
11,600	Anixter Intl, Inc.(a)	919,880

		7,454,153

	Total common stocks (Cost $44,800,597)	55,888,360

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Short-term investments—0.79%	Value
449,710	Northern Institutional Treasury Portfolio, 0.64%(b)	$449,710

	Total short-term investments (Cost $449,710)	449,710

	Total Investments—99.51% (Cost $45,250,307)	56,338,070
	Other Assets less Liabilities—0.49%	274,753

	Net Assets—100.00%	$56,612,823

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	31

Ariel Discovery Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—91.83%	Value
	Consumer discretionary & services—19.95%
218,497	Rosetta Stone, Inc.(a)	$2,130,346
226,757	Century Casinos, Inc.(a)	1,714,283
72,902	XO Group, Inc.(a)	1,254,643
69,975	Gaia, Inc.(a)	696,251
70,848	West Marine, Inc.(a)	675,890
26,700	Movado Group, Inc.	666,165
19,200	Strattec Security Corp.	533,760
11,400	International Speedway Corp., Class A	421,230

		8,092,568

	Energy—6.10%
73,300	Gulf Island Fabrication, Inc.	846,615
68,200	Green Brick Partners, Inc.(a)	678,590
106,202	Mitcham Industries, Inc.(a)	520,390
58,354	Contango Oil & Gas Co.(a)	427,151

		2,472,746

	Financial services—14.99%
139,508	Cowen Group, Inc., Class A(a)	2,085,645
30,600	First American Financial Corp.	1,201,968
68,400	Capital Southwest Corp.	1,156,644
15,200	MB Financial, Inc.	650,864
46,956	Safeguard Scientifics, Inc.(a)	596,341
28,600	Atlas Financial Holdings, Inc.(a)	390,390

		6,081,852

	Health care—3.75%
215,585	Kindred Biosciences, Inc.(a)	1,519,874

	Materials & processing—4.35%
345,991	Orion Energy Systems, Inc.(a)	685,062
46,031	Landec Corp.(a)	552,372
37,200	FutureFuel Corp.	527,496

		1,764,930

	Producer durables—8.69%
73,800	Bristow Group, Inc.	1,122,498
38,199	Team, Inc.(a)	1,033,283
21,798	CRA International, Inc.	770,124
74,825	Spartan Motors, Inc.	598,600

		3,524,505

	Technology—25.07%
415,400	RealNetworks, Inc.(a)	2,010,536
171,834	Telenav, Inc.(a)	1,486,364
162,880	PCTEL, Inc.	1,159,706
122,625	TechTarget, Inc.(a)	1,107,304
43,600	Brooks Automation, Inc.	976,640
358,000	Glu Mobile, Inc.(a)	812,660
320,780	SeaChange Intl, Inc.(a)	795,534
86,800	GSI Technology, Inc.(a)	755,160
69,100	Electro Scientific Industries, Inc.(a)	481,627
28,038	Digi International, Inc.(a)	333,652
51,850	GlassBridge Enterprises, Inc.(a)	249,917

		10,169,100

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—91.83%	Value
	Utilities—8.93%
248,086	ORBCOMM, Inc.(a)	$2,369,222
192,564	Pendrell Corp.(a)	1,251,666

		3,620,888

	Total common stocks (Cost $37,054,614)	37,246,463

Number of shares	Short-term investments—7.95%	Value
3,222,009	Northern Institutional Treasury Portfolio, 0.64%(b)	$3,222,009

	Total short-term investments (Cost $3,222,009)	3,222,009

	Total Investments—99.78% (Cost $40,276,623)	40,468,472
	Other Assets less Liabilities—0.22%	90,944

	Net Assets—100.00%	$40,559,416

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	33

Ariel International Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—89.78%	Value
	Australia—0.25%
230,295	AMP Ltd.	$911,397

	Canada—1.31%
94,501	IGM Financial, Inc.	2,818,295
19,873	Magna International, Inc.	857,624
21,360	Suncor Energy, Inc.	655,810
19,840	Hydro One Ltd.	361,785

		4,693,514

	China—8.14%
1,021,500	China Mobile Ltd.	11,179,126
63,724	Baidu, Inc. ADR(a)	10,993,664
119,478	China Mobile Ltd. ADR	6,598,770
58,000	Shenzhou International Group Holdings, Ltd.	366,068

		29,137,628

	Denmark—0.58%
60,338	Novo Nordisk A/S	2,072,237

	Finland—5.45%
3,571,298	Nokia Corp. ADR	19,356,435
28,466	Nokia Corp.	152,749

		19,509,184

	France—5.37%
109,338	Michelin (CGDE)	13,279,666
54,183	Safran SA	4,047,904
8,773	Euler Hermes Group	806,187
7,444	Thales SA	719,955
4,248	Sanofi	383,478

		19,237,190

	Germany—11.54%
238,579	Deutsche Boerse AG	21,865,476
2,708,774	Telefonica Deutschland Holding	13,437,198
90,499	Dialog Semiconductor plc(a)	4,621,095
5,918	SAP SE	580,699
5,694	Beiersdorf AG	538,978
5,179	Drillisch AG	263,541

		41,306,987

	Hong Kong—0.75%
6,181,321	Li & Fung Ltd.	2,680,442

	Ireland—0.21%
9,133	Ryanair Holdings plc ADR(a)	757,856

	Italy—3.43%
2,188,732	Snam SpA	9,465,844
90,926	Azimut Holdings SpA	1,584,007
282,035	Italgas SpA(a)	1,237,198

		12,287,049

	Japan—15.00%
74,500	Shimamura Co., Ltd.	9,843,663
38,100	Nintendo Co., Ltd.	8,841,404
41,600	Daito Trust Construction Co., Ltd.	5,715,189
135,700	Japan Tobacco, Inc.	4,409,976

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—89.78%	Value
	Japan—15.00% (continued)
181,300	NTT DOCOMO, Inc.	$4,221,865
127,800	Canon, Inc.	3,984,495
93,000	Nippon Telegraph & Telephone Corp.	3,969,604
885,700	Seven Bank Ltd.	2,895,848
43,100	Toyota Motor Corp.	2,339,084
12,000	Murata Manufacturing Co., Ltd.	1,706,818
23,100	Secom Co., Ltd.	1,653,498
81,000	Japan Exchange Group, Inc.	1,153,193
5,671	Toyota Motor Corp. ADR	615,984
16,300	Chugai Pharmaceutical Co., Ltd.	560,024
17,201	Canon, Inc. ADR	537,875
23,900	Ono Pharmaceutical Co., Ltd.	494,723
7,600	Obic Co., Ltd.	361,807
3,500	Mabuchi Motor Co., Ltd.	197,117
3,800	Takeda Pharmaceutical Co., Ltd.	178,480

		53,680,647

	Luxembourg—1.29%
30,599	RTL Group(b)	2,464,515
62,186	Tenaris ADR	2,123,030
268	RTL Group(c)	21,500

		4,609,045

	Netherlands—6.77%
703,086	Koninklijke Ahold Delhaize N.V.	15,046,046
164,706	Gemalto N.V.	9,203,604

		24,249,650

	Singapore—0.50%
102,900	United Overseas Bank Ltd.	1,626,421
30,200	Singapore Exchange Ltd.	166,237

		1,792,658

	Spain—3.11%
358,757	Endesa SA	8,431,365
68,527	Tecnicas Reunidas SA	2,701,215

		11,132,580

	Sweden—0.71%
99,641	H&M Hennes & Mauritz AB, Class B	2,546,443

	Switzerland—10.02%
74,068	Roche Holding AG	18,915,384
25,518	Swisscom AG	11,772,443
840	SGS SA	1,792,123
102,337	UBS AG	1,637,760
11,430	Nestle SA	876,949
9,186	Novartis AG	682,244
100	Givaudan SA	180,103

		35,857,006

	United Arab Emirates—0.22%
2,269,279	Dubai Financial Market	772,268

	United Kingdom—10.84%
844,976	GlaxoSmithKline plc	17,568,636
138,026	Reckitt Benckiser Group plc	12,599,882
193,175	National Grid plc	2,452,963
530,329	British Telecom Group plc	2,114,277

800.292.7435	35

Ariel International Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—89.78%	Value
	United Kingdom—10.84% (continued)
39,823	GlaxoSmithKline plc ADR	$1,678,938
43,387	Diageo plc	1,241,301
249,460	Hays plc	490,701
67,190	Pagegroup plc	360,216
157,389	Countrywide plc	307,621

		38,814,535

	United States—4.29%
64,197	Philip Morris Intl, Inc.	7,247,841
30,599	Core Laboratories N.V.	3,534,796
32,065	EOG Resources, Inc.	3,127,941
22,524	Occidental Petroleum Corp.	1,427,121

		15,337,699

	Total common stocks (Cost $310,207,560)	321,386,015

Number of shares	Investment companies—2.65%	Value
	Exchange Traded Funds—2.65%
226,225	Vanguard FTSE Developed Markets ETF	$8,890,642
18,854	iShares MSCI Switzerland Cap ETF	602,951

		9,493,593

	Total Investment companies (Cost $9,145,607)	9,493,593

Number of shares	Short-term investments—6.16%	Value
22,031,881	Northern Institutional Treasury Portfolio, 0.64%(d)	$22,031,881

	Total short-term investments (Cost $22,031,881)	22,031,881

	Total Investments—98.59% (Cost $341,385,048)	352,911,489
	Cash, Foreign Currency, Other Assets less Liabilities—1.41%	5,052,447

	Net Assets—100.00%	$357,963,936

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at March 31, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—91.42%	Value
	Australia—0.10%
24,314	AMP Ltd.	$96,223

	Canada—0.74%
13,113	IGM Financial, Inc.	391,068
5,353	Suncor Energy, Inc.	164,352
2,092	Magna International, Inc.	90,281
2,635	Hydro One Ltd.	48,049

		693,750

	Chile—0.77%
28,485	Banco Santander-Chile ADR	714,404

	China—10.13%
27,616	Baidu, Inc. ADR(a)	4,764,312
220,500	China Mobile Ltd.	2,413,115
40,968	China Mobile Ltd. ADR	2,262,663

		9,440,090

	Denmark—0.34%
9,304	Novo Nordisk A/S	319,535

	Finland—4.17%
682,605	Nokia Corp. ADR	3,699,719
34,994	Nokia Corp.	187,778

		3,887,497

	France—3.99%
22,729	Michelin (CGDE)	2,760,555
10,847	Safran SA	810,357
973	Thales SA	94,105
547	Sanofi	49,379

		3,714,396

	Germany—5.14%
35,207	Deutsche Boerse AG	3,226,679
257,497	Telefonica Deutschland Holding	1,277,345
5,676	Dialog Semiconductor plc(a)	289,830

		4,793,854

	Hong Kong—0.23%
486,000	Li & Fung Ltd.	210,747

	Italy—1.08%
232,724	Snam SpA	1,006,487

	Japan—6.32%
4,250	Nintendo Co., Ltd.	986,246
21,400	Nippon Telegraph & Telephone Corp.	913,436
38,200	NTT DOCOMO, Inc.	889,549
5,400	Daito Trust Construction Co., Ltd.	741,876
5,400	Shimamura Co., Ltd.	713,500
16,100	Japan Tobacco, Inc.	523,217
2,900	Murata Manufacturing Co., Ltd.	412,481
4,100	Toyota Motor Corp.	222,511
2,800	Secom Co., Ltd.	200,424

800.292.7435	37

Ariel Global Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—91.42%	Value
	Japan—6.32% (continued)
5,300	Canon, Inc.	$165,241
6,000	Japan Exchange Group, Inc.	85,422
1,200	Chugai Pharmaceutical Co., Ltd.	41,229

		5,895,132

	Mexico—0.43%
122,441	Wal-Mart de Mexico SAB de CV	282,261
12,718	Santander Mexico Financial Group ADR	114,843

		397,104

	Netherlands—2.74%
63,387	Koninklijke Ahold Delhaize N.V.	1,356,482
21,494	Gemalto N.V.	1,201,063

		2,557,545

	Singapore—0.29%
17,000	United Overseas Bank Ltd.	268,699

	South Korea—0.05%
1,821	LG Display Co., Ltd.	49,258

	Spain—1.45%
57,501	Endesa SA	1,351,366

	Sweden—0.14%
5,264	H&M Hennes & Mauritz AB, Class B	134,528

	Switzerland—7.71%
19,731	Roche Holding AG	5,038,876
4,151	Swisscom AG	1,915,017
109	SGS SA	232,549

		7,186,442

	Thailand—0.49%
83,200	Kasikornbank PCL	457,615

	United Kingdom—7.13%
61,450	GlaxoSmithKline plc ADR	2,590,732
112,081	GlaxoSmithKline plc	2,330,374
11,983	Reckitt Benckiser Group plc	1,093,884
38,495	National Grid plc	488,815
34,950	British Telecom Group plc	139,336

		6,643,141

	United States—37.98%
99,129	Microsoft Corp.	6,528,636
68,956	Gilead Sciences, Inc.	4,683,492
32,183	Johnson & Johnson	4,008,393
18,018	Berkshire Hathaway, Inc., Class B(a)	3,003,240
26,192	Philip Morris Intl, Inc.	2,957,077
27,573	American Express Co.	2,181,300
27,019	Verizon Communications, Inc.	1,317,176
22,058	Southern Co.	1,098,047
5,991	Costco Wholesale Corp.	1,004,631
8,910	Sempra Energy	984,555
15,784	Fluor Corp.	830,554
8,444	Quest Diagnostics, Inc.	829,116

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/17 (UNAUDITED)

Number of shares	Common stocks—91.42%	Value
	United States—37.98% (continued)
10,499	Schlumberger Ltd.	$819,972
6,811	Core Laboratories N.V.	786,807
133,951	Acacia Research Corp.(a)	770,218
11,038	Occidental Petroleum Corp.	699,368
13,109	U.S. Bancorp	675,113
2,932	Ansys, Inc.(a)	313,343
2,616	CME Group, Inc.	310,781
6,818	Coach, Inc.	281,788
2,738	EOG Resources, Inc.	267,092
2,814	Manhattan Associates, Inc.(a)	146,469
2,049	Tractor Supply Co.	141,320
1,168	Accenture plc, Class A	140,020
785	FactSet Research Systems, Inc.	129,454
2,719	TripAdvisor, Inc.(a)	117,352
1,604	Cheesecake Factory, Inc.	101,629
853	Expeditors International of Washington, Inc.	48,186
791	IntercontinentalExchange, Inc.	47,357
948	Church & Dwight Co., Inc.	47,277
437	Union Pacific Corp.	46,287
431	PPG Industries, Inc.	45,289
446	Varian Medical Systems, Inc.(a)	40,644

		35,401,983

	Total common stocks (Cost $76,936,360)	85,219,796

Number of shares	Short-term investments—6.70%	Value
6,247,938	Northern Institutional Treasury Portfolio, 0.64%(b)	$6,247,938

	Total short-term investments (Cost $6,247,938)	6,247,938

	Total Investments—98.12% (Cost $83,184,298)	91,467,734
	Cash, Foreign Currency, Other Assets less Liabilities—1.88%	1,753,910

	Net Assets—100.00%	$93,221,644

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Statements of assets & liabilities	03/31/17 (UNAUDITED)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,090,347,066, $926,735,731, $44,800,597 and $37,054,614, respectively)	$2,071,578,977	$1,665,551,042	$55,888,360	$37,246,463
Investments in affiliated issuers, at value (cost $223,373,988 and $133,353,333, respectively)	113,371,218	36,914,122	—	—
Short-term investments, at value (cost $185,198,264, $79,622,930, $449,710 and $3,222,009,respectively)	185,198,264	79,622,930	449,710	3,222,009
Dividends and interest receivable	1,834,829	2,211,971	19,452	33,865
Receivable for dividend reclaims	—	—	357	—
Receivable for fund shares sold	3,041,281	821,827	131,192	3,072
Receivable for securities sold	—	—	278,710	83,612
Prepaid and other assets	110,111	84,770	31,288	35,104

Total assets	2,375,134,680	1,785,206,662	56,799,069	40,624,125

Liabilities:
Payable for securities purchased	—	—	139,962	33,594
Payable for fund shares redeemed	954,235	2,123,918	13,740	1,961
Other liabilities	619,318	578,373	32,544	29,154

Total liabilities	1,573,553	2,702,291	186,246	64,709

Net assets	$2,373,561,127	$1,782,504,371	$56,612,823	$40,559,416

Net assets consist of:
Paid-in capital	$1,543,146,795	$1,081,543,934	$44,618,851	$45,695,000
Undistributed net investment income	24,566,056	22,377,021	147,820	31,648
Accumulated net realized gain (loss) on investments	(65,380,865)	36,207,316	758,389	(5,359,081)
Net unrealized appreciation (depreciation) on investments	871,229,141	642,376,100	11,087,763	191,849

Net assets	$2,373,561,127	$1,782,504,371	$56,612,823	$40,559,416

Investor class shares:
Net assets	$1,693,627,993	$1,549,133,992	$43,315,786	$8,091,122
Shares outstanding (no par value, unlimited authorized)	24,705,706	30,673,425	3,210,588	788,623
Net asset value, offering and redemption price per share	$68.55	$50.50	$13.49	$10.26

Institutional class shares:
Net assets	$679,933,134	$233,370,379	$13,297,037	$32,468,294
Shares outstanding (no par value, unlimited authorized)	9,908,722	4,613,649	988,363	3,114,346
Net asset value, offering and redemption price per share	$68.62	$50.58	$13.45	$10.43

The accompanying notes are an integral part of the financial statements.

40	ARIELINVESTMENTS.COM

Statements of assets & liabilities	03/31/17 (UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $319,353,167 and $76,936,360, respectively)	$330,879,608	$85,219,796
Short-term investments, at value (cost $22,031,881 and $6,247,938, respectively)	22,031,881	6,247,938
Foreign currencies (cost $3,960,764 and $1,504,395, respectively)	3,939,763	1,510,429
Dividends and interest receivable	868,559	188,313
Receivable for dividend reclaims	333,446	144,904
Receivable for fund shares sold	163,157	17,163
Receivable for securities and foreign currencies sold	—	61
Appreciation of forward currency contracts	292,223	49,329
Prepaid and other assets	40,107	30,125

Total assets	358,548,744	93,408,058

Liabilities:
Payable for securities and foreign currencies purchased	243,437	—
Payable for fund shares redeemed	95,490	129,777
Depreciation of forward currency contracts	185,857	22,308
Other liabilities	60,024	34,329

Total liabilities	584,808	186,414

Net assets	$357,963,936	$93,221,644

Net assets consist of:
Paid-in capital	$344,452,862	$82,555,922
Undistributed net investment income	966,790	177,628
Accumulated net realized gain on investments, foreign currencies and forward currency contracts	941,342	2,178,017
Net unrealized appreciation (depreciation) on:
Investments	11,526,441	8,283,436
Translation of assets and liabilities in foreign currencies	(29,865)	(380)
Forward currency contracts	106,366	27,021

Net assets	$357,963,936	$93,221,644

Investor class shares:
Net assets	$60,656,343	$10,153,307
Shares outstanding (no par value, unlimited authorized)	4,613,632	683,756
Net asset value, offering and redemption price per share	$13.15	$14.85

Institutional class shares:
Net assets	$297,307,593	$83,068,337
Shares outstanding (no par value, unlimited authorized)	23,022,226	5,774,572
Net asset value, offering and redemption price per share	$12.91	$14.39

The accompanying notes are an integral part of the financial statements.

800.292.7435	41

Statements of operations	SIX MONTHS ENDED 03/31/17 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund		Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$18,667,670		$18,765,616	(a)	$503,786	(a)	$227,416
Affiliated issuers	936,889	(b)	339,775	(b)	—		—
Interest	217,833		71,442		1,431		3,790

Total investment income	19,822,392		19,176,833		505,217		231,206

Expenses:
Management fees	6,294,744		5,946,802		165,896		152,199
Distribution fees (Investor Class)	1,936,919		1,866,924		48,312		9,310
Shareholder service fees
Investor Class	763,680		791,593		9,680		1,857
Institutional Class	194,448		67,500		857		11,358
Transfer agent fees and expenses
Investor Class	151,530		149,597		5,541		1,247
Institutional Class	44,790		18,698		1,052		2,586
Printing and postage expenses
Investor Class	174,769		150,366		3,815		892
Institutional Class	31,200		13,692		1,081		2,981
Trustees’ fees and expenses	156,377		130,519		3,723		2,835
Professional fees	70,924		61,574		20,211		19,924
Custody fees and expenses	12,840		10,857		952		2,740
Federal and state registration fees	22,273		22,644		18,561		12,250
Interest expense	—		—		6		—
Miscellaneous expenses	74,370		63,387		3,435		3,047

Total expenses before reimbursements	9,928,864		9,294,153		283,122		223,226
Expense reimbursements	—		—		(43,392)		(23,668)

Net expenses	9,928,864		9,294,153		239,730		199,558

Net investment income	9,893,528		9,882,680		265,487		31,648

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	16,958,865		70,031,481		2,711,065		1,274,468
Affiliated issuers	(18,576,967)		—		—		—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	260,396,027		105,457,539		4,255,997		3,194,528
Affiliated issuers	27,876,327		2,888,087		—		—

Net gain on investments	286,654,252		178,377,107		6,967,062		4,468,996

Net increase in net assets resulting from operations	$296,547,780		$188,259,787		$7,232,549		$4,500,644

(a)Net of $12,963 and $1,056 in foreign taxes withheld, respectively.

(b)See Note Six, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

42	ARIELINVESTMENTS.COM

Statements of operations	SIX MONTHS ENDED 03/31/17 (UNAUDITED)

	Ariel International Fund		Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$2,057,295	(a)	$811,950	(a)
Interest	26,285		8,187

Total investment income	2,083,580		820,137

Expenses:
Management fees	976,655		345,353
Distribution fees (Investor Class)	80,070		11,635
Shareholder service fees
Investor Class	42,257		4,261
Institutional Class	34,040		11,652
Transfer agent fees and expenses
Investor Class	6,807		1,335
Institutional Class	9,955		6,366
Printing and postage expenses
Investor Class	5,756		850
Institutional Class	6,952		5,427
Trustees’ fees and expenses	15,933		6,490
Professional fees	24,885		21,497
Custody fees and expenses	28,485		7,986
Administration fees	5,137		2,615
Fund accounting fees	7,126		5,323
Federal and state registration fees	20,046		18,560
Miscellaneous expenses	8,128		4,650

Total expenses before reimbursements	1,272,232		454,000
Expense reimbursements	(75,617)		(46,139)

Net expenses	1,196,615		407,861

Net investment income	886,965		412,276

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,702,102		2,336,674
Foreign currency translations	(87,861)		(115,978)
Forward currency contracts	(1,529,602)		278,150

Total	1,084,639		2,498,846

Change in net unrealized appreciation (depreciation) on:
Investments	8,081,680		1,291,366
Foreign currency translations	21,688		11,355
Forward currency contracts	320,045		40,347

Total	8,423,413		1,343,068

Net gain on investments	9,508,052		3,841,914

Net increase in net assets resulting from operations	$10,395,017		$4,254,190

(a)Net of $235,801 and $44,003 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

800.292.7435	43

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$9,893,528	$21,978,183	$9,882,680	$25,535,490
Net realized gain (loss) on investments	(1,618,102)	125,688,661	70,031,481	120,167,917
Change in net unrealized appreciation (depreciation) on investments	288,272,354	144,236,294	108,345,626	79,953,815

Net increase (decrease) in net assets from operations	296,547,780	291,903,138	188,259,787	225,657,222

Distributions to shareholders:
Net investment income
Investor Class	(4,396,399)	(10,754,988)	(9,473,909)	(17,090,416)
Institutional Class	(3,803,601)	(5,542,010)	(2,026,092)	(3,428,879)
Capital gains
Investor Class	(91,349,880)	(213,884,059)	(101,494,104)	(157,811,879)
Institutional Class	(34,615,620)	(74,522,019)	(14,937,016)	(19,534,087)

Total distributions	(134,165,500)	(304,703,076)	(127,931,121)	(197,865,261)

Share transactions:
Shares issued
Investor Class	147,794,333	134,661,763	54,850,548	160,698,488
Institutional Class	181,545,677	56,848,002	18,239,065	87,382,418
Shares issued in reinvestment of dividends and distributions
Investor Class	93,727,686	219,814,850	108,100,350	170,592,360
Institutional Class	38,409,206	80,060,597	16,235,656	21,813,451
Shares redeemed
Investor Class	(133,541,024)	(373,038,216)	(149,686,541)	(428,562,564)
Institutional Class	(105,622,503)	(128,148,651)	(27,913,336)	(88,723,241)

Net increase (decrease) from share transactions	222,313,375	(9,801,655)	19,825,742	(76,799,088)

Total increase (decrease) in net assets	384,695,655	(22,601,593)	80,154,408	(49,007,127)

Net assets:
Beginning of period	1,988,865,472	2,011,467,065	1,702,349,963	1,751,357,090

End of period	$2,373,561,127	$1,988,865,472	$1,782,504,371	$1,702,349,963

Undistributed net investment income (loss) included in net assets at end of period	$24,566,056	$22,872,528	$22,377,021	$23,994,342

Capital share transactions:
Investor shares
Shares sold	2,237,334	2,205,963	1,129,790	3,455,009
Shares issued to holders in reinvestment of dividends	1,497,438	3,587,119	2,309,072	3,605,383
Shares redeemed	(2,050,486)	(6,151,754)	(3,094,541)	(9,178,715)

Net increase (decrease)	1,684,286	(358,672)	344,321	(2,118,323)

Institutional shares
Shares sold	2,755,750	937,187	373,720	1,889,162
Shares issued to holders in reinvestment of dividends	611,077	1,303,317	345,683	460,523
Shares redeemed	(1,624,092)	(2,138,368)	(576,428)	(1,897,423)

Net increase (decrease)	1,742,735	102,136	142,975	452,262

The accompanying notes are an integral part of the financial statements.

44	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Focus Fund		Ariel Discovery Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$265,487	$571,592	$31,648	$(90,224)
Net realized gain (loss) on investments	2,711,065	(968,650)	1,274,468	(6,219,725)
Change in net unrealized appreciation (depreciation) on investments	4,255,997	6,523,742	3,194,528	9,026,391

Net increase (decrease) in net assets from operations	7,232,549	6,126,684	4,500,644	2,716,442

Distributions to shareholders:
Net investment income
Investor Class	(391,885)	(401,524)	—	—
Institutional Class	(157,417)	(175,566)	—	—
Capital gains
Investor Class	—	(3,802,984)	—	(384,753)
Institutional Class	—	(1,167,998)	—	(1,706,059)

Total distributions	(549,302)	(5,548,072)	—	(2,090,812)

Share transactions:
Shares issued
Investor Class	5,327,623	3,592,173	1,283,653	1,523,007
Institutional Class	169,347	457,414	600,903	894,049
Shares issued in reinvestment of dividends and distributions
Investor Class	339,571	3,621,973	—	382,050
Institutional Class	154,394	1,341,538	—	1,706,060
Shares redeemed
Investor Class	(3,594,851)	(5,021,280)	(962,747)	(1,167,860)
Institutional Class	(257,713)	(664,247)	(905,509)	(419,104)

Net increase (decrease) from share transactions	2,138,371	3,327,571	16,300	2,918,202

Total increase (decrease) in net assets	8,821,618	3,906,183	4,516,944	3,543,832

Net assets:
Beginning of period	47,791,205	43,885,022	36,042,472	32,498,640

End of period	$56,612,823	$47,791,205	$40,559,416	$36,042,472

Undistributed net investment income (loss) included in net assets at end of period	$147,820	$431,635	$31,648	$—

Capital share transactions:
Investor shares
Shares sold	404,260	321,824	130,542	182,746
Shares issued to holders in reinvestment of dividends	26,822	326,427	—	44,684
Shares redeemed	(278,798)	(457,778)	(99,930)	(140,490)

Net increase (decrease)	152,284	190,473	30,612	86,940

Institutional shares
Shares sold	13,033	40,374	60,980	103,593
Shares issued to holders in reinvestment of dividends	12,244	121,077	—	197,005
Shares redeemed	(20,821)	(60,213)	(93,629)	(49,651)

Net increase (decrease)	4,456	101,238	(32,649)	250,947

The accompanying notes are an integral part of the financial statements.

800.292.7435	45

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$886,965	$2,190,257	$412,276	$1,104,878
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	1,084,639	2,037,223	2,498,846	1,181,057
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	8,423,413	3,301,472	1,343,068	5,803,126

Net increase (decrease) in net assets from operations	10,395,017	7,528,952	4,254,190	8,089,061

Distributions to shareholders:
Net investment income
Investor Class	(906,508)	(60,860)	(136,222)	(57,676)
Institutional Class	(2,706,303)	(36,774)	(1,574,058)	(830,402)
Capital gains
Investor Class	(179,976)	(10,016)	(101,557)	—
Institutional Class	(369,024)	(4,359)	(827,143)	—

Total distributions	(4,161,811)	(112,009)	(2,638,980)	(888,078)

Share transactions:
Shares issued
Investor Class	9,067,706	72,570,711	1,148,006	3,585,964
Institutional Class	179,524,231	108,200,324	7,951,872	15,343,818
Shares issued in reinvestment of dividends and distributions
Investor Class	1,057,588	68,255	193,665	49,300
Institutional Class	3,067,636	40,280	2,389,831	825,218
Shares redeemed
Investor Class	(20,778,199)	(14,772,898)	(638,896)	(1,264,976)
Institutional Class	(13,312,236)	(1,296,305)	(1,880,012)	(1,396,199)

Net increase (decrease) from share transactions	158,626,726	164,810,367	9,164,466	17,143,125

Total increase (decrease) in net assets	164,859,932	172,227,310	10,779,676	24,344,108

Net assets:
Beginning of period	193,104,004	20,876,694	82,441,968	58,097,860

End of period	$357,963,936	$193,104,004	$93,221,644	$82,441,968

Undistributed net investment income (loss) included in net assets at end of period	$966,790	$3,692,636	$177,628	$1,475,632

Capital share transactions:
Investor shares
Shares sold	722,852	5,703,817	79,857	256,508
Shares issued to holders in reinvestment of dividends	86,700	5,369	13,829	3,567
Shares redeemed	(1,660,833)	(1,171,827)	(45,057)	(89,913)

Net increase (decrease)	(851,281)	4,537,359	48,629	170,162

Institutional shares
Shares sold	14,563,949	8,596,238	583,575	1,128,778
Shares issued to holders in reinvestment of dividends	256,056	3,228	175,862	61,492
Shares redeemed	(1,095,826)	(103,001)	(135,123)	(100,907)

Net increase (decrease)	13,724,179	8,496,465	624,314	1,089,363

The accompanying notes are an integral part of the financial statements.

46	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning of period	$63.74		$63.93	$75.33	$65.57	$49.67	$36.74
Income from investment operations:
Net investment income	0.21		0.62	0.50	0.67	0.48	0.29
Net realized and unrealized gain (loss) on investments	8.82		8.86	(2.07)	9.50	15.91	12.73

Total from investment operations	9.03		9.48	(1.57)	10.17	16.39	13.02

Distributions to shareholders:
Dividends from net investment income	(0.18)		(0.41)	(0.40)	(0.41)	(0.49)	(0.09)
Distributions from capital gains	(4.04)		(9.26)	(9.43)	—	—	—

Total distributions	(4.22)		(9.67)	(9.83)	(0.41)	(0.49)	(0.09)

Net asset value, end of period	$68.55		$63.74	$63.93	$75.33	$65.57	$49.67

Total return	14.82%	(a)	15.55%	(3.40)%	15.52%	33.28%	35.48%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,693,628		$1,467,270	$1,494,724	$1,759,016	$1,787,490	$1,422,415
Ratio of expenses to average net assets	1.01%	(b)	1.02%	1.02%	1.03%	1.03%	1.06%
Ratio of net investment income to average net assets	0.83%	(b)	1.02%	0.67%	0.88%	0.83%	0.56%
Portfolio turnover rate	6%	(a)	20%	25%	29%	30%	27%

			Year ended September 30
Ariel Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$63.87		$64.08	$75.49	$65.70	$49.79	$42.97
Income from investment operations:
Net investment income	0.24		0.77	0.57	0.81	0.59	0.36
Net realized and unrealized gain (loss) on investments	8.92		8.91	(1.93)	9.60	16.00	6.46

Total from investment operations	9.16		9.68	(1.36)	10.41	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.37)		(0.63)	(0.62)	(0.62)	(0.68)	—
Distributions from capital gains	(4.04)		(9.26)	(9.43)	—	—	—

Total distributions	(4.41)		(9.89)	(10.05)	(0.62)	(0.68)	—

Net asset value, end of period	$68.62		$63.87	$64.08	$75.49	$65.70	$49.79

Total return	15.01%	(a)	15.87%	(3.11)%	15.88%	33.72%	15.87%	(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$679,933		$521,595	$516,743	$391,219	$365,694	$103,092
Ratio of expenses to average net assets	0.71%	(b)	0.72%	0.72%	0.72%	0.72%	0.68%	(b)
Ratio of net investment income to average net assets	1.13%	(b)	1.31%	0.97%	1.21%	1.04%	1.06%	(b)
Portfolio turnover rate	6%	(a)	20%	25%	29%	30%	27%	(a)

(a)Not annualized.

(b)Annualized.

(c)Commencement of operations.

The accompanying notes are an integral part of the financial statements.

800.292.7435	47

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning of period	$48.90		$48.01	$56.12	$53.83	$45.13	$34.81
Income from investment operations:
Net investment income	0.26		0.70	0.50	0.43	0.44	0.35
Net realized and unrealized gain (loss) on investments	5.05		5.62	(2.08)	5.92	13.08	10.52

Total from investment operations	5.31		6.32	(1.58)	6.35	13.52	10.87

Distributions to shareholders:
Dividends from net investment income	(0.30)		(0.50)	(0.37)	(0.42)	(0.33)	(0.16)
Distributions from capital gains	(3.41)		(4.93)	(6.16)	(3.64)	(4.49)	(0.39)

Total distributions	(3.71)		(5.43)	(6.53)	(4.06)	(4.82)	(0.55)

Net asset value, end of period	$50.50		$48.90	$48.01	$56.12	$53.83	$45.13

Total return	11.50%	(a)	13.66%	(3.89)%	12.22%	34.31%	31.57%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,549,134		$1,483,144	$1,557,796	$1,777,388	$1,758,277	$1,290,470
Ratio of expenses to average net assets	1.12%	(b)	1.12%	1.12%	1.12%	1.13%	1.17%
Ratio of net investment income to average net assets	1.11%	(b)	1.43%	0.95%	0.79%	1.00%	0.79%
Portfolio turnover rate	11%	(a)	14%	22%	24%	28%	28%

			Year ended September 30
Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$49.03		$48.17	$56.28	$53.95	$45.19	$38.70
Income from investment operations:
Net investment income	0.33		0.72	0.65	0.60	0.35	0.32
Net realized and unrealized gain (loss) on investments	5.07		5.76	(2.04)	5.96	13.34	6.17

Total from investment operations	5.40		6.48	(1.39)	6.56	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.44)		(0.69)	(0.56)	(0.59)	(0.44)	—
Distributions from capital gains	(3.41)		(4.93)	(6.16)	(3.64)	(4.49)	—

Total distributions	(3.85)		(5.62)	(6.72)	(4.23)	(4.93)	—

Net asset value, end of period	$50.58		$49.03	$48.17	$56.28	$53.95	$45.19

Total return	11.68%	(a)	14.01%	(3.55)%	12.59%	34.76%	16.77%	(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$233,370		$219,206	$193,561	$169,839	$118,732	$14,934
Ratio of expenses to average net assets	0.82%	(b)	0.82%	0.79%	0.79%	0.80%	0.99%	(b)
Ratio of net investment income to average net assets	1.42%	(b)	1.73%	1.31%	1.16%	1.35%	1.08%	(b)
Portfolio turnover rate	11%	(a)	14%	22%	24%	28%	28%	(a)

(a)Not annualized.

(b)Annualized.

(c)Commencement of operations.

The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Focus Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.83		$11.70	$15.12	$13.85	$10.95	$9.27
Income from investment operations:
Net investment income	0.06		0.13	0.14	0.11	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.73		1.46	(1.99)	1.95	2.89	1.64

Total from investment operations	1.79		1.59	(1.85)	2.06	3.03	1.74

Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
Distributions from capital gains	—		(1.33)	(1.46)	(0.70)	—	—

Total distributions	(0.13)		(1.46)	(1.57)	(0.79)	(0.13)	(0.06)

Net asset value, end of period	$13.49		$11.83	$11.70	$15.12	$13.85	$10.95

Total return	15.21%	(a)	14.59%	(13.98)%	15.42%	28.02%	18.81%

Supplemental data and ratios:
Net assets, end of period, in thousands	$43,316		$36,173	$33,553	$53,500	$43,925	$33,274
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.08%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.18%	(b)	1.35%	1.37%	1.40%	1.54%	1.58%
Ratio of net investment income to average net assets, including waivers	0.98%	(b)	1.23%	0.89%	0.78%	1.19%	0.88%
Ratio of net investment income to average net assets,excluding waivers	0.80%	(b)	0.88%	0.52%	0.46%	0.90%	0.55%
Portfolio turnover rate	20%	(a)	20%	16%	40%	41%	32%

			Year ended September 30
Ariel Focus Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of period	$11.81		$11.71	$15.14	$13.87	$10.97	$9.82
Income from investment operations:
Net investment income	0.08		0.15	0.15	0.15	0.19	0.10
Net realized and unrealized gain (loss) on investments	1.72		1.46	(1.97)	1.96	2.87	1.05

Total from investment operations	1.80		1.61	(1.82)	2.11	3.06	1.15

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.18)	(0.15)	(0.14)	(0.16)	—
Distributions from capital gains	—		(1.33)	(1.46)	(0.70)	—	—

Total distributions	(0.16)		(1.51)	(1.61)	(0.84)	(0.16)	—

Net asset value, end of period	$13.45		$11.81	$11.71	$15.14	$13.87	$10.97

Total return	15.34%	(a)	14.83%	(13.77)%	15.74%	28.36%	11.71%	(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$13,297		$11,618	$10,332	$12,507	$11,372	$10,470
Ratio of expenses to average net assets, including waivers	0.75%	(b)	0.75%	0.75%	0.83%	1.00%	1.00%	(b)
Ratio of expenses to average net assets, excluding waivers	0.88%	(b)	1.08%	1.07%	1.06%	1.19%	1.29%	(b)
Ratio of net investment income to average net assets,including waivers	1.23%	(b)	1.48%	1.15%	1.02%	1.46%	1.15%	(b)
Ratio of net investment income to average net assets,excluding waivers	1.10%	(b)	1.15%	0.84%	0.79%	1.27%	0.86%	(b)
Portfolio turnover rate	20%	(a)	20%	16%	40%	41%	32%	(a)

(a)Not annualized.

(b)Annualized.

(c)Commencement of operations.

The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Discovery Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.12		$9.03	$11.59	$12.47	$10.63	$7.71
Income from investment operations:
Net investment loss	(0.00	)(a)	(0.04)	(0.11)	(0.10)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	1.14		0.71	(1.79)	(0.60)	1.90	3.00

Total from investment operations	1.14		0.67	(1.90)	(0.70)	1.84	2.92

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		(0.58)	(0.66)	(0.18)	—	—

Total distributions	—		(0.58)	(0.66)	(0.18)	—	—

Net asset value, end of period	$10.26		$9.12	$9.03	$11.59	$12.47	$10.63

Total return	12.50%	(b)	7.90%	(17.69)%	(5.80)%	17.31%	37.87%

Supplemental data and ratios:
Net assets, end of period, in thousands	$8,091		$6,913	$6,058	$10,272	$10,239	$4,240
Ratio of expenses to average net assets, including waivers	1.25%	(c)	1.25%	1.25%	1.33%	1.50%	1.50%
Ratio of expenses to average net assets, excluding waivers	1.37%	(c)	1.86%	2.10%	1.93%	2.90%	5.18%
Ratio of net investment income (loss) to average net assets, including waivers	(0.04)%	(c)	(0.48)%	(0.67)%	(0.79)%	(0.79)%	(0.92)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.16)%	(c)	(1.09)%	(1.52)%	(1.39)%	(2.19)%	(4.60)%
Portfolio turnover rate	16%	(b)	45%	29%	36%	31%	33%

			Year ended September 30
Ariel Discovery Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(d) to September 30, 2012
Net asset value, beginning of period	$9.26		$9.13	$11.69	$12.54	$10.66	$9.01
Income from investment operations:
Net investment income (loss)	0.01		(0.02)	(0.04)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.16		0.73	(1.86)	(0.61)	1.91	1.70

Total from investment operations	1.17		0.71	(1.90)	(0.67)	1.88	1.65

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		(0.58)	(0.66)	(0.18)	—	—

Total distributions	—		(0.58)	(0.66)	(0.18)	—	—

Net asset value, end of period	$10.43		$9.26	$9.13	$11.69	$12.54	$10.66

Total return	12.64%	(b)	8.27%	(17.53)%	(5.52)%	17.64%	18.31%	(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$32,468		$29,129	$26,441	$35,970	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.00%	(c)	1.00%	1.00%	1.07%	1.25%	1.25%	(c)
Ratio of expenses to average net assets, excluding waivers	1.12%	(c)	1.32%	1.29%	1.25%	1.93%	4.78%	(c)
Ratio of net investment income to average net assets, including waivers	0.22%	(c)	(0.23)%	(0.42)%	(0.53)%	(0.61)%	(0.75)%	(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.10%	(c)	(0.55)%	(0.71)%	(0.71)%	(1.29)%	(4.28)%	(c)
Portfolio turnover rate	16%	(b)	45%	29%	36%	31%	33%	(b)

(a)Amount is less than $(0.005).

(b)Not annualized.

(c)Annualized.

(d)Commencement of operations.

The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel International Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$13.21		$12.17	$12.85	$12.38	$9.77	$10.00
Income from investment operations:
Net investment income	0.04		0.14	0.01	0.22	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.10		0.93	(0.23)	0.41	2.65	(0.39)

Total from investment operations	0.14		1.07	(0.22)	0.63	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.17)		(0.02)	(0.13)	—	(0.11)	—
Distributions from capital gains	(0.03)		(0.01)	(0.33)	(0.16)	—	—

Total distributions	(0.20)		(0.03)	(0.46)	(0.16)	(0.11)	—

Net asset value, end of period	$13.15		$13.21	$12.17	$12.85	$12.38	$9.77

Total return	1.24%	(b)	8.76%	(1.79)%	5.22%	28.11%	(2.30)%	(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$60,656		$72,200	$11,290	$4,842	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.17%	(c),(d)	1.25%	1.26% (e)	1.29%	1.40%	1.40%	(c)
Ratio of expenses to average net assets, excluding waivers	1.30%	(c)	1.52%	3.49%	4.24%	9.36%	17.00%	(c)
Ratio of net investment income to average net assets, including waivers	0.33%	(c)	1.94%	1.39%	2.13%	0.98%	2.93%	(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.20%	(c)	1.67%	(0.84)%	(0.82)%	(6.98)%	(12.67)%	(c)
Portfolio turnover rate	10%	(b)	27%	34%	19%	29%	21%	(b)

			Year ended September 30
Ariel International Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$13.00		$11.96	$12.71	$12.26	$9.78	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)		0.20	0.18	0.29	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.19		0.87	(0.37)	0.38	2.59	(0.33)

Total from investment operations	0.15		1.07	(0.19)	0.67	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.21)		(0.02)	(0.23)	(0.06)	(0.25)	—
Distributions from capital gains	(0.03)		(0.01)	(0.33)	(0.16)	—	—

Total distributions	(0.24)		(0.03)	(0.56)	(0.22)	(0.25)	—

Net asset value, end of period	$12.91		$13.00	$11.96	$12.71	$12.26	$9.78

Total return	1.32%	(b)	8.98%	(1.48)%	5.48%	28.42%	(2.20)%	(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$297,308		$120,904	$9,587	$8,455	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	0.90%	(c),(d)	1.00%	1.01% (e)	1.03%	1.15%	1.15%	(c)
Ratio of expenses to average net assets, excluding waivers	0.94%	(c)	1.10%	2.68%	3.17%	6.53%	15.70%	(c)
Ratio of net investment income to average net assets, including waivers	0.86%	(c)	2.41%	1.69%	2.49%	1.09%	3.41%	(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.82%	(c)	2.31%	0.02%	0.35%	(4.29)%	(11.14)%	(c)
Portfolio turnover rate	10%	(b)	27%	34%	19%	29%	21%	(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

(d)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2018. See Note Four.

(e)These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Global Fund (Investor Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$14.60		$13.11	$13.96	$12.91	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	0.04		0.12	(0.07)	0.14	0.02	0.18
Net realized and unrealized gain (loss) on investments	0.58		1.48	(0.64)	1.20	2.87	(0.16)

Total from investment operations	0.62		1.60	(0.71)	1.34	2.89	0.02

Distributions to shareholders:
Dividends from net investment income	(0.21)		(0.11)	—	—	—	—
Distributions from capital gains	(0.16)		—	(0.14)	(0.29)	—	—

Total distributions	(0.37)		(0.11)	(0.14)	(0.29)	—	—

Net asset value, end of period	$14.85		$14.60	$13.11	$13.96	$12.91	$10.02

Total return	4.43%	(b)	12.26%	(5.15)%	10.52%	28.84%	0.20%	(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,153		$9,275	$6,095	$2,816	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.17%	(c),(d)	1.25%	1.25%	1.29%	1.40%	1.40%	(c)
Ratio of expenses to average net assets, excluding waivers	1.34%	(c)	1.70%	2.71%	3.70%	5.37%	12.33%	(c)
Ratio of net investment income to average net assets, including waivers	0.71%	(c)	1.34%	1.30%	1.56%	0.81%	2.67%	(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.54%	(c)	0.90%	(0.16)%	(0.85)%	(3.16)%	(8.26)%	(c)
Portfolio turnover rate	15%	(b)	31%	35%	20%	39%	26%	(b)

			Year ended September 30
Ariel Global Fund (Institutional Class)	Six months ended March 31, 2017 (Unaudited)		2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$14.21		$12.81	$13.79	$12.76	$10.04	$10.00
Income from investment operations:
Net investment income	0.04		0.20	0.18	0.16	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.58		1.40	(0.84)	1.20	2.81	(0.10)

Total from investment operations	0.62		1.60	(0.66)	1.36	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.28)		(0.20)	(0.18)	(0.04)	(0.17)	—
Distributions from capital gains	(0.16)		—	(0.14)	(0.29)	—	—

Total distributions	(0.44)		(0.20)	(0.32)	(0.33)	(0.17)	—

Net asset value, end of period	$14.39		$14.21	$12.81	$13.79	$12.76	$10.04

Total return	4.53%	(b)	12.56%	(4.88)%	10.84%	29.15%	0.40%	(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$83,068		$73,166	$52,002	$53,937	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	0.92%	(c),(d)	1.00%	1.00%	1.04%	1.15%	1.15%	(c)
Ratio of expenses to average net assets, excluding waivers	1.01%	(c)	1.14%	1.30%	1.51%	2.51%	4.07%	(c)
Ratio of net investment income to average net assets, including waivers	0.98%	(c)	1.60%	1.40%	1.71%	0.97%	3.26%	(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.89%	(c)	1.47%	1.10%	1.24%	(0.39)%	0.34%	(c)
Portfolio turnover rate	15%	(b)	31%	35%	20%	39%	26%	(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

(d)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2018.

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/17 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2017 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

800.292.7435	53

Notes to the financial statements	03/31/17 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2017 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,370,148,459	$1,782,088,094	$56,338,070	$40,468,472
Level 2	—	—	—	—
Level 3	—	—	—	—

Fair value at 03/31/17	$2,370,148,459	$1,782,088,094	$56,338,070	$40,468,472

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$35,014,990	$—	$—	$35,014,990
Consumer staples	41,960,972	—	—	41,960,972
Energy	23,035,757	—	—	23,035,757
Financials	35,464,822	772,268	—	36,237,090
Health care	42,534,144	—	—	42,534,144
Industrials	10,019,369	—	—	10,019,369
Information technology	60,340,645	—	—	60,340,645
Materials	180,103	—	—	180,103
Real estate	6,022,810	—	—	6,022,810
Telecommunication services	53,556,824	—	—	53,556,824
Utilities	12,483,311	—	—	12,483,311

Total common stocks	$320,613,747	$772,268	$—	$321,386,015
Exchange traded funds	9,493,593	—	—	9,493,593
Short-term investments	22,031,881	—	—	22,031,881

Total investments	$352,139,221	$772,268	$—	$352,911,489

Other financial instruments
Forward currency contracts^	$—	$106,366	$—	$106,366

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$4,774,211	$—	$—	$4,774,211
Consumer staples	7,264,828	—	—	7,264,828
Energy	3,744,076	—	—	3,744,076
Financials	11,702,199	—	—	11,702,199
Health care	19,931,769	—	—	19,931,769
Industrials	3,032,681	—	—	3,032,681
Information technology	18,884,396	—	—	18,884,396
Materials	45,290	—	—	45,290
Real estate	741,876	—	—	741,876
Telecommunication services	11,127,637	—	—	11,127,637
Utilities	3,970,833	—	—	3,970,833

Total common stocks	$85,219,796	$—	$—	$85,219,796
Short-term investments	6,247,938	—	—	6,247,938

Total investments	$91,467,734	$—	$—	$91,467,734

Other financial instruments
Forward currency contracts^	$—	$27,021	$—	$27,021

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

*	As of March 31, 2017, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedule of Investments and Note Five, Forward Currency Contracts.

54	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/17 (UNAUDITED)

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Appreciation of forward currency contracts and Depreciation of forward currency contracts shown in the Statements of Assets and Liabilities for each Fund at March 31, 2017. See Note Five, Forward Currency Contracts.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that seeks to improve legal certainty. The Master Netting Agreements allow the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event including, but not limited to, failure to pay or deliver or breach of the terms of the agreement with respect to all the transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral may be transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Agreement. The Funds are not currently collateralizing their exposures under foreign exchange trades. Exposure relating to open forward currency contracts is disclosed on the Statements of Assets and Liabilities. The following is a summary of offsetting transactions as of March 31, 2017:

				Gross amounts not offset in the Statement of Assets & Liabilities
	Gross amounts of recognized assets	Gross amounts offset in the Statement of Assets & Liabilities	Net amounts presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral pledged (received)	Net amount
Forward currency contracts
Ariel International Fund	$292,223	$—	$292,223	$(185,857)	$—	$106,366
Ariel Global Fund	49,329	—	49,329	(22,308)	—	27,021

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as net unrealized appreciation (depreciation) on foreign currency translations until the underlying assets or liabilities are settled in cash, at which time they are recorded as net realized gain (loss) on foreign currency translations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gain (loss) are recorded as net unrealized appreciation (depreciation) on forward currency contracts. The Funds record realized gain (loss) at the time the forward currency contract is settled or closed on the Statements of Operations as net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares has equal rights to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

800.292.7435	55

Notes to the financial statements	03/31/17 (UNAUDITED)

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclasses, net operating loss, or foreign currency.

NOTE THREE | INVESTMENT TRANSACTIONS, FEDERAL INCOME TAX MATTERS AND DISTRIBUTIONS

Purchases and sales—Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2017 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$116,410,216	$185,434,944	$11,832,188	$5,631,672	$180,630,005	$19,635,347
Sales	186,465,749	351,258,161	10,189,670	7,501,726	23,674,745	12,250,085

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2013 – 2016), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at March 31, 2017 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,541,670,465	$1,147,285,681	$45,592,803	$40,372,320	$341,747,167	$83,514,510

Gross unrealized appreciation	958,723,283	744,702,991	14,132,666	7,228,939	16,151,397	10,503,207
Gross unrealized depreciation	(130,245,289)	(109,900,578)	(3,387,399)	(7,132,787)	(4,987,075)	(2,549,983)

Net unrealized appreciation (depreciation)	$828,477,994	$634,802,413	$10,745,267	$96,152	$11,164,322	$7,953,224

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Distributions—The tax character of distributions paid during the periods ended March 31, 2017 and September 30, 2016 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/17	09/30/16	03/31/17	09/30/16	03/31/17	09/30/16
Distributions from:
Ordinary income	$8,200,000	$16,296,998	$11,500,001	$31,164,768	$549,302	$736,884
Long-term capital gains	125,965,500	288,406,078	116,431,120	166,700,493	—	4,811,188

Total distributions	$134,165,500	$304,703,076	$127,931,121	$197,865,261	$549,302	$5,548,072

56	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/17 (UNAUDITED)

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	03/31/17	09/30/16	03/31/17	09/30/16	03/31/17	09/30/16
Distributions from:
Ordinary income	$—	$15,925	$3,612,811	$97,642	$1,710,280	$888,078
Long-term capital gains	—	2,074,887	549,000	14,367	928,700	—

Total distributions	$—	$2,090,812	$4,161,811	$112,009	$2,638,980	$888,078

NOTE FOUR | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund				Ariel Discovery Fund
	Investor Class	Investor Class	Investor Class		Institutional Class		Investor Class		Institutional Class
First $30 million*	1.50%	1.50%	—		—		—		—
Over $30 million*	1.00%	1.00%	—		—		—		—
On average daily net assets**	—	—	1.00%		0.75%		1.25%		1.00%
Expiration of Waiver**	—	—	2018		2018		2018		2018

			Ariel International Fund				Ariel Global Fund
			Investor Class		Institutional Class		Investor Class		Institutional Class
On average daily net assets**			1.13%	***	0.88%	***	1.13%	***	0.88%	***
Expiration of Waiver**			2018		2018		2018		2018

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**	Through September 30 of the respective year. After these dates there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.
***	On November 29, 2016 the Adviser elected to decrease the expense caps for Ariel International Fund and Ariel Global Fund from 1.25% to 1.13% for the Investor Class and from 1.00% to 0.88% for the Institutional Class.

800.292.7435	57

Notes to the financial statements	03/31/17 (UNAUDITED)

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the six months ended March 31, 2017, distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$1,936,919	$1,866,934	$48,312	$9,310	$80,070	$11,635
Paid to broker/dealers	1,437,277	1,418,299	19,493	3,235	75,857	7,691

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those fees and expenses of disinterested (independent) trustees of the Funds.

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At March 31, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
05/09/2017	UBS AG	USD	749,528	CAD	986,500	$7,302
05/09/2017	UBS AG	GBP	542,317	CNH	4,697,352	(1,277)
05/09/2017	UBS AG	JPY	779,704,317	CNH	48,235,896	17,472
05/09/2017	UBS AG	USD	1,099,526	CNH	7,565,794	2,079
05/09/2017	UBS AG	USD	11,842,655	CNH	81,747,051	(15,068)
05/09/2017	UBS AG	GBP	1,380,130	EUR	1,612,903	7,016
05/09/2017	UBS AG	JPY	172,311,099	EUR	1,439,307	11,911
05/09/2017	UBS AG	NOK	9,110,441	EUR	1,021,694	(30,413)
05/09/2017	UBS AG	SEK	21,009,070	EUR	2,217,036	(20,456)
05/09/2017	UBS AG	USD	5,061,152	EUR	4,711,063	26,358
05/09/2017	UBS AG	AUD	17,141,712	USD	13,066,853	20,124
05/09/2017	UBS AG	GBP	7,744,288	USD	9,717,866	(6,141)
05/09/2017	UBS AG	JPY	1,189,523,952	USD	10,656,000	45,038
05/09/2017	UBS AG	NOK	7,033,613	USD	846,979	(27,469)
05/09/2017	UBS AG	SGD	3,502,521	USD	2,475,000	29,661
05/09/2017	UBS AG	SEK	34,479,379	USD	3,906,848	(51,865)

Subtotal UBS AG						14,272

58	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/17 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
(continued)
05/09/2017	Northern Trust	AUD	3,055,004	CAD	3,064,000	$27,065
05/09/2017	Northern Trust	AUD	1,167,501	CAD	1,190,044	(4,031)
05/09/2017	Northern Trust	EUR	506,423	CNH	3,756,000	(3,599)
05/09/2017	Northern Trust	JPY	321,792,601	EUR	2,700,180	9,140
05/09/2017	Northern Trust	USD	1,609,962	EUR	1,491,761	15,692
05/09/2017	Northern Trust	AUD	1,722,638	CHF	1,301,000	13,319
05/09/2017	Northern Trust	AUD	1,634,347	USD	1,245,747	2,009
05/09/2017	Northern Trust	AUD	588,225	USD	447,979	1,106
05/09/2017	Northern Trust	AUD	1,443,313	USD	1,111,709	(9,800)
05/09/2017	Northern Trust	JPY	591,722,627	USD	5,338,915	(15,738)
05/09/2017	Northern Trust	SEK	5,692,455	USD	635,262	1,186

Subtotal Northern Trust						36,349

05/09/2017	JPMorgan Chase	GBP	581,134	CAD	958,000	7,988
05/09/2017	JPMorgan Chase	USD	2,138,976	CNH	14,707,557	5,589
05/09/2017	JPMorgan Chase	AUD	5,119,362	EUR	3,629,600	29,403
05/09/2017	JPMorgan Chase	GBP	1,268,375	USD	1,577,841	12,765

Subtotal JPMorgan Chase						55,745

Total						$106,366

Ariel Global Fund
05/09/2017	UBS AG	EUR	283,237	CNH	2,099,545	$(1,847)
05/09/2017	UBS AG	JPY	147,854,732	CNH	9,146,936	3,313
05/09/2017	UBS AG	USD	3,310,748	CNH	22,853,309	(4,212)
05/09/2017	UBS AG	NOK	1,654,843	EUR	185,583	(5,524)
05/09/2017	UBS AG	USD	2,586,129	EUR	2,407,242	13,469

Subtotal UBS AG						5,199

05/09/2017	Northern Trust	AUD	771,943	CHF	583,000	5,968
05/09/2017	Northern Trust	CAD	541,500	CHF	407,753	(602)
05/09/2017	Northern Trust	USD	912,696	CHF	904,938	7,171
05/09/2017	Northern Trust	AUD	1,721,482	EUR	1,221,000	9,376
05/09/2017	Northern Trust	CAD	770,640	EUR	545,000	(2,634)
05/09/2017	Northern Trust	JPY	70,443,720	EUR	588,039	5,269
05/09/2017	Northern Trust	SEK	4,546,510	EUR	479,538	(4,166)
05/09/2017	Northern Trust	USD	466,474	EUR	432,226	4,547
05/09/2017	Northern Trust	AUD	312,418	GBP	190,026	216
05/09/2017	Northern Trust	SEK	2,045,381	GBP	185,007	(3,323)

Subtotal Northern Trust						21,822

Total						$27,021

800.292.7435	59

Notes to the financial statements	03/31/17 (UNAUDITED)

As reflected in the Statements of Operations, net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts for the six months ended March 31, 2017 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(1,529,602)	$278,150
Change in net unrealized appreciation (depreciation) on forward currency contracts	320,045	40,347

For the six months ended March 31, 2017, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. Ariel International Fund and Ariel Global Fund had 110 and 55 forward currency trades during the period with an average notional value of $2,289,484 and $748,844, respectively.

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2017, with affiliated companies:

	Share activity				Six months ended March 31, 2017
Security name	Balance September 30, 2016	Purchases	Sales	Balance March 31, 2017	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Bristow Group, Inc.	3,147,795	636,257	496,500	3,287,552	$50,003,666	$400,119	$(18,576,967)
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	14,118,941	—	—
MTS Systems Corp.	894,616	—	—	894,616	49,248,611	536,770	—

					$113,371,218	$936,889	$(18,576,967)

Ariel Appreciation Fund
Bristow Group, Inc.	2,426,964	—	—	2,426,964	$36,914,122	$339,775	$—

NOTE SEVEN | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate.

For the six months ended March 31, 2017, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Focus Fund	$82,934	2	1.25%

NOTE EIGHT | RECENT PRONOUNCEMENTS

New and Amended Financial Reporting Rules and Forms: In October 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

New Accounting Pronouncement: In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

60	ARIELINVESTMENTS.COM

Important supplemental information	03/31/17 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in November 2016, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the agreement for each Fund was in the best interest of each Fund and its shareholders, and approved the continuation of the Agreements.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, leads the Board in its consideration of the Agreements. In evaluating the Agreements with respect to the Funds, both the Committee and the Board held meetings in November 2016 to review and evaluate materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management at the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, supplemental materials from Broadridge, an independent provider of investment company data (the “Broadridge Report”), and additional written material and presentations from the Adviser. During each of those meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract review that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and its service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters, trading practices, broker approval and selection, shareholder communications, information technology, and cyber security protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether the Funds had operated within their investment objectives, each Fund’s record of compliance with its investment restrictions and other regulatory requirements, and information regarding the structure of the Adviser’s

800.292.7435	61

Important supplemental information	03/31/17 (UNAUDITED)

compensation program for portfolio managers and certain other employees and the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group universe into five levels (“quintiles”), with the top being the first quintile. Where applicable, the Committee considered one-, two-, three-, four-, five-, and ten-year periods as of September 30, 2016. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Board noted the Adviser’s actions taken to address that underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance. The Committee considered the following with respect to the performance of each Fund:

Ariel Fund. Ariel Fund’s Investor Class one-year period performance ranked in the top quintile, the five-year period performance ranked in the top quintile, and the ten-year period performance ranked in the mid quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the top quintile, as compared to its Broadridge Peer Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class one-year period performance ranked in the second quintile, the five-year period performance ranked in the top quintile and the ten-year period performance ranked in the top quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the top quintile, as compared to its Broadridge Peer Group. The Committee noted that the Fund’s performance for the three-year period prior had hurt more recent performance measures.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class one-year period performance ranked in the second quintile, the five-year period performance ranked in the bottom quintile, and the ten-year period performance ranked in the fourth quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the second quintile, as compared to its Broadridge Peer Group.

Ariel Discovery Fund. Ariel Discovery Fund’s Investor Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the bottom quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the bottom quintile, as compared to its Broadridge Peer Group. The Committee discussed the small cap characterization of the Fund’s peer group and the related limitations in its ability to compare the Fund, which focuses on micro-cap stocks, to such a peer group. The Committee also discussed the Fund’s underperformance and the particular challenges of micro-cap investing.

Ariel International Fund. Ariel International Fund’s Investor Class one-year period performance ranked in the second quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the second quintile, as compared to its Broadridge Peer Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class one-year period performance ranked in the top quintile, as compared to its Broadridge Peer Group. The Fund’s Institutional Class1 one-year period performance ranked in the top quintile, as compared to its Broadridge Peer Group.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Peer Group, as selected and analyzed in the Broadridge Report, which ranks the fund with the lowest fee at the top, the fund with the highest fee at the bottom and separates the Peer Group universe into five levels (“quintiles”), with the top being the first quintile. The Committee considered that the management fees for Ariel Fund (both classes) ranked in the top quintile compared to the Broadridge Peer Group, total expenses for the Investor Class ranked in the middle quintile, and total expenses for the Institutional Class ranked in the second quintile. The management fees for Ariel Appreciation Fund’s Investor Class ranked in the second quintile compared to the Broadridge Peer Group, the management fees for the Fund’s Institutional Class ranked in the third quintile, total expenses for the Investor Class ranked in the fourth quintile, and total expenses for the Institutional Class ranked in the third quintile. The Committee considered that Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund each had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee considered that the actual management fees for Ariel Focus Fund’s Investor Class ranked in

[1]	The inception date for the Institutional Class shares for all Funds was December 30, 2011.

62	ARIELINVESTMENTS.COM

Important supplemental information	03/31/17 (UNAUDITED)

the top quintile compared to the Broadridge Peer Group, the actual management fees for the Fund’s Institutional Class ranked in the second quintile, and the actual total expenses for both classes ranked in the top quintile. The Committee considered that the actual management fees for Ariel Discovery Fund’s Investor Class ranked in the top quintile compared to the Broadridge Peer Group, the actual management fees for the Fund’s Institutional Class ranked in the second quintile, and the actual total expenses for both classes ranked in the third quintile. The Committee considered that the actual management fees for Ariel International Fund’s Investor Class ranked in the second quintile compared to the Broadridge Peer Group, the actual management fees for the Fund’s Institutional Class ranked in the third quintile, and the actual total expenses for both classes ranked in the third quintile. The Committee considered that the actual management fees for Ariel Global Fund’s Investor Class ranked in the top quintile compared to the Broadridge Peer Group, the actual management fees for the Fund’s Institutional Class ranked in the third quintile, the actual total expenses for the Fund’s Investor Class ranked in the second quintile, and the actual total expenses for the Fund’s Institutional Class ranked in the third quintile. The Committee considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ total expense ratio when compared to funds in their respective Broadridge Peer Groups that do not impose 12b-1 fees. The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

Benefits, Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders and the Board approved the continuation of each Fund’s Agreement. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreements; that Ariel Fund and Ariel Appreciation Fund showed strong long-term performance and improved past year performance; Ariel International Fund and Ariel Global Fund showed strong performance; Ariel Focus Fund showed improved past year performance but low longer term performance; Ariel Discovery Fund showed low performance against “small cap” peers; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

800.292.7435	63

Fund expense example	03/31/17 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2016–March 31, 2017.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/16	Ending account value 03/31/17	Expenses paid during period*	Ending account value 03/31/17	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000.00	$1,148.20	$5.41	$1,019.90	$5.09	1.01%
Institutional Class	1,000.00	1,150.10	3.81	1,021.39	3.58	0.71%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,115.00	$5.91	$1,019.35	$5.64	1.12%
Institutional Class	1,000.00	1,116.80	4.33	1,020.84	4.13	0.82%
Ariel Focus Fund
Investor Class	$1,000.00	$1,152.10	$5.37	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,153.40	4.03	1,021.19	3.78	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$1,125.00	$6.62	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	1,126.40	5.30	1,019.95	5.04	1.00%
Ariel International Fund
Investor Class	$1,000.00	$1,012.40	$5.87	$1,019.10	$5.89	1.17%
Institutional Class	1,000.00	1,013.20	4.52	1,020.44	4.53	0.90%
Ariel Global Fund
Investor Class	$1,000.00	$1,044.30	$5.96	$1,019.10	$5.89	1.17%
Institutional Class	1,000.00	1,045.30	4.69	1,020.39	4.63	0.92%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

64	ARIELINVESTMENTS.COM

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
James W. Compton Age: 78	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1997; Governance Committee Chair since 2015	Retired President and Chief Executive Officer, Chicago Urban League 1972 to 2006	Seaway Bank and Trust Company; Commonwealth Edison Company
William C. Dietrich Age: 67	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Mellody L. Hobson Age: 47	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	The Estée Lauder Companies, Inc.; Starbucks Corporation
Christopher G. Kennedy Age: 53	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Merrillyn J. Kosier Age: 57	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Ariel Investments since 2007
Kim Y. Lew Age: 50	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011-2015
William M. Lewis, Jr. Age: 60	Trustee, Member of Management Contract Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 57	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2015	General Manager & NBA Alternate Governor, New York Knicks since 2013 Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC, 2010 to 2013
John W. Rogers, Jr. Age: 59	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation; McDonald’s Corporation
James M. Williams Age: 69	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 104 SEI Mutual Fund portfolios)
TRUSTEES EMERITUS (no Trustee duties nor responsibilities) Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

800.292.7435	65

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 58	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008; Vice President, Ariel Investments, 2007-2012
Wendy D. Fox Age: 54	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments, since 2004
Mellody L. Hobson Age: 47	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	The Estée Lauder Companies Inc.; Starbucks Corporation
Merrillyn J. Kosier Age: 57	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
James R. Rooney Age: 58	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Vice President, Fund Administration, Ariel Investments, since September 2015; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

66	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund. It replaced the Russell 2000® Value Index as the Fund’s secondary benchmark beginning with the September 30, 2016 annual report.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund. For Ariel Fund, this index is included for historical reference only.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	67

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• twitter.com/ArielFunds

• facebook.com/ArielInvestments

What’s inside

•	The Bet To learn how Ariel Fund and Ariel Appreciation Fund stack up in Warren Buffett’s bet, turn to page 3.

•	Taking the High (Quality) Road Read why Portfolio Manager Rupal Bhansali prefers high-quality stocks over junk that is skyrocketing.

•	Finally: a Stock Picker’s Quarter Learn more about KKR & Co, one of the largest positions in Ariel Focus Fund, from Portfolio Manager Charlie Bobrinskoy.

•	Illiquidity and Small Stocks Find out why Portfolio Manager David Maley thinks illiquidity can provide opportunity for micro-cap stocks.

•	Company Spotlights Read our investment thesis on Movado Group, Nielsen Holdings and Royal Caribbean and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.
Slow and steady wins the race.	TPI (129,000) ©05/17 AI–01

Item 2.	Code of Ethics.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1)	Code of Ethics – Not applicable.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 24, 2017

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 24, 2017